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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
XTENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF
2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2008

To our Stockholders:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of XTENT, Inc. ("XTENT"). The meeting will be held at our principal executive offices located at 125 Constitution Drive, Menlo Park, California 94025-1118 on June 18, 2008, for the following purposes:

  1.
  To elect three Class II directors, each to serve for a three-year term which will expire at the 2011 Annual Meeting of Stockholders or until such time as a successor has been duly elected and qualified;

  2.
  To approve the amended XTENT, Inc. 2006 Equity Incentive Plan in order to satisfy certain provisions of Section 162(m) of the Internal Revenue Code and to increase the number of shares available for issuance thereunder from 1,512,762 shares to 2,412,762 shares, an increase of 900,000 shares;

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  4.
  To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The meeting will begin promptly at 9:00 a.m. local time, and check-in will begin at 8:30 a.m. local time. Only those who are XTENT (Nasdaq: XTNT) common stockholders of record at the close of business on May 8, 2008 will be entitled to receive notice of, and vote at, the Annual Meeting and any postponements or adjournments of the meeting. If you are a stockholder of record, you will be asked to present proof of identification for admission to the annual meeting. If your shares are held in the name of a broker, bank or other nominee, you may be asked to present a statement from your broker, bank or other nominee, reflecting your beneficial ownership of XTENT common stock as of May 8, 2008 as well as a proxy from the record-holder to you, for admission to the 2008 Annual Meeting. Please be prepared to provide this documentation if requested.

        For a period of at least 10 days prior to the meeting, during normal business hours, at our principal executive offices located at 125 Constitution Drive, Menlo Park, California 94025-1118, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose in connection with the Annual Meeting.

By order of the Board of Directors,
By:
Gregory D. Casciaro President, Chief Executive Officer and Director
Menlo Park, California May 15, 2008

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY. YOU MAY VOTE THROUGH THE INTERNET OR BY TELEPHONE, IN EACH CASE AS INSTRUCTED ON THE ENCLOSED PROXY CARD; OR, YOU MAY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

        XTENT, Inc. offers electronic delivery of materials for its Annual Meetings of Stockholders. As an alternative to receiving printed copies of these materials in 2009 and in future years, you can elect to receive an e-mail which will provide an electronic link to these documents and allow you to conduct your voting online. By registering for electronic delivery, you can conveniently receive stockholder communications as soon as they are available without waiting for them to arrive via postal mail. You can also reduce the number of documents in your personal files, eliminate duplicate mailings, help us reduce our printing and mailing expenses and conserve natural resources.

HOW TO ENROLL

Stockholders of Record

        You are a stockholder of record if your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. If you vote on the Internet at www.investorvote.com/XTNT, simply follow the directions for enrolling in the electronic delivery service. You also may enroll in the electronic delivery service at any time in the future by going directly to www.computershare.com/us/ecomms and following the instructions.

Beneficial Stockholders

        You are a beneficial stockholder if your shares are held by a brokerage firm, bank or other nominee. Please check with your bank, broker or relevant nominee regarding the availability of this service, or go to www.icsdelivery.com.

i

EXECUTIVE COMPENSATION	30
2007 Summary Compensation Table	30
Grants of Plan-Based Awards in 2007	31
Equity Incentive Awards Outstanding as of December 31, 2007	32
Aggregated Option Exercises in 2007	32
Employment Agreements	32
Nonqualified Deferred Compensation	32
2007 Director Compensation	33
Potential Payments Following a Change in Control	34
Limitations on Liability and Indemnification	36
Compensation Committee Interlocks and Insider Participation	37
Report of Compensation Committee	38
PROPOSAL ONE—ELECTION OF DIRECTORS	39
Classes of the Board of Directors	39
Nominees for Director for Three-Year Term Ending 2011	39
Board of Directors' Recommendation	40
Directors Continuing in Office Until 2009	40
Directors Continuing in Office Until 2010	40
PROPOSAL TWO—APPROVAL OF XTENT, INC. 2008 EQUITY INCENTIVE PLAN	41
Changes Made in the Amended Plan	41
Vote Required	42
Board of Directors' Recommendation	42
Summary of Amended Plan	42
PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
Board of Directors' Recommendation	49
Audit Fees, Audit-Related Fees, Tax Fees and Non-Audit Services	49
OTHER MATTERS	50

ii

PROXY STATEMENT
FOR
2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2008

        The Board of Directors of XTENT, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2008 Annual Meeting of Stockholders to be held on June 18, 2008, beginning at 9:00 a.m., local time, at our principal executive offices located at 125 Constitution Drive, Menlo Park, California 94025-1118, and at any postponements or adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

        In this Proxy Statement: the terms "we," "our," "XTENT" and our "Company" each refer to XTENT, Inc.; the term "Board" means our Board of Directors; the term "proxy materials" means this Proxy Statement, filed with the U.S. Securities and Exchange Commission, or SEC on May 1, 2008, the enclosed proxy card and our Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission on March 17, 2008, which you should read; and the term "Annual Meeting" means our 2008 Annual Meeting of Stockholders.

        We are sending these proxy materials on or about May 15, 2008 (the "Proxy Date"), to all stockholders of record at the close of business on May 8, 2008 (the "Record Date").

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE ANNUAL MEETING

Why am I receiving these proxy materials?	You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date which was May 8, 2008. As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.
What is the purpose of the annual meeting?
At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this Proxy Statement), each of which is described more fully in this Proxy Statement. In addition, management will report on the performance of our Company and respond to questions from stockholders.
Who is entitled to attend the meeting?
You are entitled to attend the meeting only if you were an XTENT stockholder (or joint holder) of record as of the close of business on May 8, 2008, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at 8:30 a.m., local time.
Who is entitled to vote at the meeting?
Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote at the meeting, and at any postponements or adjournments thereof.
How many shares must be present to conduct business?
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.
What will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:
	1.	the election of three nominees to serve as Class II directors on our Board;
	2.	the approval of our amended 2006 Equity Incentive Plan; and
	3.	the ratification of the appointment of our independent registered public accounting firm for the 2008 fiscal year.

These proposals are described more fully below in this Proxy Statement. As of the date of this Proxy Statement, the only business that our Board intends to present or knows of that others will present at the meeting is set forth in this Proxy Statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares "FOR" all three director nominees, "FOR" the approval of our amended 2006 Equity Incentive Plan and "FOR" the ratification of the appointment of the independent registered public accounting firm for the 2008 fiscal year.
What shares can I vote at the meeting?
You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to XTENT or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.
How can I vote my shares without attending the meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. XTENT stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope. In addition, if you are a stockholder of record, you may grant a proxy to vote your shares at the annual meeting by telephone, by calling 1-800-652-8683 and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 11:00 p.m. Pacific Time on June 17, 2008, the day before the annual meeting. Alternatively, as a stockholder of record, you may vote via the Internet at any time prior to 11:00 p.m. Pacific Time on June 17, 2008, the day before the annual meeting, by going to www.investorvote.com/XTNT to create an electronic ballot. If you vote by telephone or the Internet, you will be required to provide the control number contained on your proxy card. If your shares are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name. The granting of proxies electronically is allowed by Section 212(c)(2) of the Delaware General Corporation Law.
How can I vote my shares in person at the meeting?
Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?
You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within XTENT or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to XTENT management.
How are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. You may vote "FOR" a director nominee, or you may choose to "WITHHOLD" your vote for a director nominee. The director nominees receiving the most affirmative "FOR" votes at the meeting (a plurality of votes cast) will be elected to serve as the Class II directors for a three year term. A properly executed proxy marked "WITHHOLD" with respect to the election of a director will not be voted with respect to the director indicated, however, it will be counted for purposes of determining whether there is a quorum.

Approval of the amended 2006 Equity Incentive Plan. The approval of the amended 2006 Equity Incentive Plan requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" approval of the amended 2006 Equity Incentive Plan, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the approval of the amended 2006 Equity Incentive Plan will not be voted with respect to approval of the amended 2006 Equity Incentive Plan, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of our independent registered public accounting firm, the affirmative "FOR" vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote "FOR," "AGAINST" or "ABSTAIN" for this item of business. If you choose to "ABSTAIN," your abstention has the same effect as a vote "AGAINST."

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" each of our Company's nominees to the Board, "FOR" the approval of the amended 2006 Equity Incentive Plan and "FOR" ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that properly come before the meeting).
What is a "broker non-vote"?
Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. The election of a director and the ratification of the appointment of independent registered public accounting firm are considered routine matters. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" our Company's nominee to the Board and "FOR" ratification of the independent registered public accounting firm. Approval of the amended 2006 Equity Incentive Plan is considered non-routine, and therefore your broker or bank does not have the discretionary authority to vote your shares on this matter. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.
How are "broker non-votes" counted?
Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.
How are abstentions counted?
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of a director), but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote "AGAINST" a proposal.
What happens if additional matters are presented at the meeting?
Other than the three proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holders, Gregory D. Casciaro (our President and Chief Executive Officer, as well as a Director) and Timothy D. Kahlenberg (our Chief Financial Officer), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, a nominee for director is not available as a candidate, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our Board.
Who will serve as inspector of election?	We expect a representative of Computershare Trust Company, N.A., our transfer agent, to tabulate the votes and act as inspector of election at the meeting.

What should I do if I receive more than one proxy?
You may receive more than one set of these proxy solicitation materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each XTENT proxy card and voting instruction card that you receive to ensure that all your shares are voted.
Who is soliciting my vote and who is paying the costs?
Your vote is being solicited on behalf of the Board of our Company, and our Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement.
How can I find out the results of the voting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10 -Q for the second quarter of 2008.
What is the deadline for proposing action or director candidates?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at the Company's principal executive offices no later than January 15, 2009. Such proposals also must comply with United States Securities and Exchange Commission, or SEC, regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Corporate Secretary XTENT, Inc. 125 Constitution Drive Menlo Park, California 94025-1118

For a stockholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the stockholder must provide the information required by the XTENT Bylaws and give timely notice to the Corporate Secretary in accordance with the XTENT Bylaws, which, in general, require that the notice be received by the Corporate Secretary:
• Not earlier than the close of business on February 18, 2009, and
• Not later than the close of business on March 20, 2009.

Nomination of Director Candidates: If you wish to propose a director candidate for consideration by our Board, your recommendation should include information required by the Bylaws of XTENT and should be directed to the Secretary of XTENT at the address of our principal executive offices set forth above. In addition, the stockholder must submit the recommendation within the time period set forth above for Stockholder Proposals.

Copy of Bylaw Provisions: You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

MANAGEMENT

Executive Officers and Directors

        The following table sets forth certain information concerning our executive officers and directors, as of April 1, 2008:

Name	Age	Position
Gregory D. Casciaro	51	President, Chief Executive Officer and Director
Timothy D. Kahlenberg	48	Chief Financial Officer
Bernard H. Andreas	50	Vice President of Research and Development
Randolph E. Campbell	50	Chief Technical Officer
Jeffry J. Grainger	45	Vice President of Corporate Affairs and General Counsel
Anne-Marie Hodkinson	39	Vice President, Human Resources
Philippe H. Marco, M.D.	44	Vice President of Quality Assurance, Clinical and Regulatory Affairs
Brian J. Walsh	43	Vice President of Sales and Marketing
Henry A. Plain, Jr.(2)	50	Chairman of the Board of Directors
Robert C. Bellas, Jr.	66	Director
Michael A. Carusi(2)	42	Director
Michael L. Eagle(1)(3)	60	Director
Robert E. Flaherty(1)(2)	62	Director
Edward W. Unkart(1)(3)	58	Director
Allan R. Will(3)	54	Director
Arthur T. Taylor	51	Director Nominee

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

        Gregory D. Casciaro has served as our President, Chief Executive Officer and a member of our Board since September 2004. From February 2000 to August 2003, Mr. Casciaro was the President and Chief Executive Officer and a director of Orquest, a medical technology company. Mr. Casciaro also currently serves on the board of directors of a privately-held company. Mr. Casciaro holds a B.A. in Business Administration from Marquette University.

        Timothy D. Kahlenberg has served as our Chief Financial Officer since April 2006. From May 2005 to April 2006, Mr. Kahlenberg was the director of finance at Medtronic, a medical technology company. From August 1999 to February 2004, Mr. Kahlenberg was the President and Chief Financial Officer of LuMend, a developer of medical devices to treat chronic total occlusions, which was acquired by Cordis Corporation, a Johnson & Johnson company, in September 2005. Mr. Kahlenberg holds a B.S. in Quantitative Business Analysis and an M.B.A. from Indiana University.

        Bernard H. Andreas is one of our founders and has served as our Vice President of Research and Development since December 2005. From October 2002 to December 2005, Mr. Andreas served as our Engineering Director of Research and Development. From May 2000 to September 2002, Mr. Andreas served as the Engineering Director of Research and Development at The Foundry, a medical device incubator, where he contributed to the conception, evaluation and development of our custom-length stent technology. Mr. Andreas holds a B.S. in Mechanical Engineering and Materials Science from the University of California, Davis.

        Randolph E. Campbell has served as our Chief Technical Officer since April 2004. From October 2001 to April 2004, Mr. Campbell served as the Vice President of Manufacturing at Emphasys Medical,

a developer of medical devices for the treatment of chronic obstructive pulmonary disease. From January 1994 to September 2001, Mr. Campbell was the Vice President of Operations at Perclose, a developer of vascular access closure devices, which was acquired by Abbott Laboratories in November 1999. Mr. Campbell holds a B.S. in Chemical Engineering from the University of California, Berkeley.

        Jeffry J. Grainger has served as our Vice President of Corporate Affairs and General Counsel since January of 2006. From September 2003 to December 2005, Mr. Grainger served as our Vice President of Legal Affairs. In October 2002, Mr. Grainger founded Grainger Intellectual Property Law and served as counsel to various medical technology companies. From June 2000 to October 2002, Mr. Grainger served as Chief Strategy Officer and a member of the board of directors of First to File, a developer of electronic patent development, filing and management systems. From June 1993 to June 2000, Mr. Grainger served as Chief Patent Counsel of Heartport, a manufacturer of cardiac surgery products, which was acquired by Johnson & Johnson in April 2001. Mr. Grainger holds a B.S. in Mechanical Engineering from Stanford University and a J.D. from the University of Washington.

        Anne-Marie Hodkinson has served as our Vice President of Human Resources since June 2007. From March 2006 to June 2007, Ms. Hodkinson served as Director of Human Resources at Cytyc (subsequently acquired by Hologic), a medical technology company. From October 1999 to March 2006, Ms. Hodkinson held the position of Director, Human Resources at Medtronic, a medical technology company, where she supported the coronary, endovascular and peripheral business units, as well as a variety of corporate development initiatives in the clinical, quality and regulatory arena. Ms. Hodkinson holds a B.S. in Business Administration, from California State Polytechnic University, Pomona and an M.S. in Human Resources and Organizational Development from the University of San Francisco.

        Philippe H. Marco, M.D. has served as our Vice President of Quality Assurance, Clinical and Regulatory Affairs since January 2003. From July 1996 to December 2002, Dr. Marco served as the Director of Medical Affairs at Perclose. Following the acquisition of Perclose by Abbott Laboratories, Dr. Marco was responsible for worldwide clinical and regulatory affairs for Abbott Laboratories' cardiovascular device division. Dr. Marco holds a M.D. from the University of Limoges and the University of Toulouse and completed a fellowship at the Pacific Foundation for Cardiovascular Research at Sequoia Hospital.

        Brian J. Walsh has served as our Vice President of Sales and Marketing since February 2004. From April 2002 to January 2004, Mr. Walsh served as Vice President of Sales and Marketing of Ventrica, a developer of automated magnetic devices for cardiac surgery, which was acquired by Medtronic. From June 2001 to April 2002, Mr. Walsh served as Director of Sales for Artemis Medical, a medical device company, which was acquired by Johnson & Johnson. From April 2001 to April 2002, Mr. Walsh was a sales, marketing and research and development consultant at the Cardiovations Division of Ethicon, a Johnson & Johnson company that develops cardiovascular surgical products and technologies. From June 1996 to April 2001, Mr. Walsh held various positions at Heartport prior to its acquisition by Johnson & Johnson, including Director of Sales for the Northeastern United States. Mr. Walsh holds a B.S. in Marketing from St. Joseph's University.

        Henry A. Plain, Jr. has served on our Board since June 2002 and as Chairman of our Board since October 2004. Mr. Plain also served as our President and Chief Executive Officer from June 2002 to October 2004. Mr. Plain has been a General Partner at Morgenthaler Ventures, a venture capital firm, since September 2007 and he has been the Vice Chairman of the board of directors of The Foundry since July 2000. From February 1993 to November 1999, Mr. Plain was the President and Chief Executive Officer and a member of the board of directors of Perclose and directed Perclose through an initial public offering, a secondary offering and an acquisition by Abbott Laboratories in November 1999. Following the acquisition of Perclose by Abbott Laboratories, Mr. Plain served as the President of Perclose and Vice President of Hospital Products Division at Abbott Laboratories until May 2000.

Mr. Plain also serves on the boards of several privately-held medical device companies. Mr. Plain holds a B.S. in Business Administration from the University of Missouri, Columbia.

        Robert C. Bellas, Jr. has served on our Board since July 2002. Mr. Bellas has been a General Partner at Morgenthaler Ventures, a venture capital firm, since January 1984. Mr. Bellas also serves on the board of directors of IPC-The Hospitalist Company, and on the boards of several privately-held healthcare and information technology companies. Mr. Bellas holds a B.S. in Engineering, Math, Chemistry and Physics from the U.S. Naval Academy and an M.B.A. from Stanford University.

        Michael A. Carusi has served on our Board since May 2003. He has been a General Partner at Advanced Technology Ventures, a venture capital firm, since October 1998. Mr. Carusi also serves on the board of TranS1, Inc., a public medical device company and on the boards of several privately-held life sciences and medical device companies. Mr. Carusi holds a B.S. in Mechanical Engineering from Lehigh University and an M.B.A. from Dartmouth College.

        Michael L. Eagle has served on our Board since August 2007. Mr. Eagle was Vice President-Manufacturing for Eli Lilly and Company from 1993-2001. He is a former CEO of IVAC Corporation, and Sr. VP of the Medical Devices and Diagnostics Division of Eli Lilly (later Guidant Corporation). He retired from Eli Lilly and Company in 2001. He is Chairman of the Board of Directors of Favrille, Inc., and also serves on the board of directors of Somaxon Pharmaceutical, Micrus Endovascular and a privately held manufacturing corporation. Mr. Eagle received his B.S. in Mechanical Engineering from Kettering University and his M.B.A. from the Krannert School of Management at Purdue University.

        Robert E. Flaherty has served on our Board since January 2007. Mr. Flaherty served as Chairman, President and Chief Executive Officer of Athena Diagnostics, a commercial laboratory company, since 1992. Athena Diagnostics was acquired by Thermo Fisher Scientific in November 2006. Prior to Athena Diagnostics, Mr. Flaherty was employed by Becton, Dickinson and Company, a medical technology company, and held various positions including President of the Becton Dickinson Division. Mr. Flaherty currently serves on the board of directors of AngioDynamics and is the Chairman of its Compensation Committee, and he serves on the board of directors of a privately-held corporation. Mr. Flaherty holds a B.S. in Industrial Engineering from Lehigh University and an M.B.A. from Harvard University.

        Edward W. Unkart has served on our Board since August 2006. Since January 2005, Mr. Unkart has served as Vice President of Finance and Administration and Chief Financial Officer of SurgRx, a manufacturer of medical devices used in surgery. From June 2004 to December 2004, Mr. Unkart was an independent consultant. From May 2001 to May 2004, Mr. Unkart served as Vice President of Finance and Administration and Chief Financial Officer of Novacept, a manufacturer of medical devices for women's healthcare, which was acquired by Cytyc Corporation in March 2004. Mr. Unkart currently serves on the board of directors of VNUS Medical Technologies, a publicly-traded medical device company, and is the chairperson of its Audit Committee. Mr. Unkart also serves on the board of directors of a privately-held medical device company. Mr. Unkart is a Certified Public Accountant and holds a B.S. in Statistics and an M.B.A. from Stanford University.

        Allan R. Will has served on our Board since July 2002 and as Chairman of our Board from July 2002 to October 2004. Mr. Will has been a Managing Director of Split Rock Partners, a venture capital firm, since July 2004. From November 2002 to June 2004, Mr. Will was a General Partner at St. Paul Venture Capital, a venture capital firm. Mr. Will is the founder and Chairman of the board of directors of The Foundry and served as its Chief Executive Officer from 1998 until 2002. Mr. Will also served as the interim Chief Executive Officer of Concentric Medical from 2001 to 2002, as Chief Executive Officer of Evalve from 1999 to 2000, as the President and Chief Executive Officer of AneuRx from 1994 to 1997. Mr. Will also serves on the boards of several privately-held medical device companies. Mr. Will holds a B.S. in Zoology from the University of Maryland and an M.S. in Management from the Massachusetts Institute of Technology.

        Arthur T. Taylor does not currently serve on our Board. He is Vice-President, General Manager, Kyphon Products, Spinal & Biologics Business, Medtronic Inc. Prior to that, he was Chief Operating Officer of Kyphon, a medical device company, from 2006 until the company's acquisition by Medtronic in November 2007, having served as Chief Financial Officer of Kyphon from 2004 to 2006. Prior to joining Kyphon, he was Senior Vice President, Chief Financial Officer of Terayon Communication Systems (subsequently acquired by Motorola) a broadband access and video processing technology company, from February 2003 through July 2004. Mr. Taylor holds a B.S. in Business Administration from San Diego State University and an M.B.A. from the University of Southern California.

Executive Officers

        Our executive officers are elected by, and serve at the discretion of, our Board. There are no family relationships among our directors and officers.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table provides information relating to the beneficial ownership of XTENT common stock as of January 24, 2008, except where otherwise noted, by:

  •
  each stockholder known by us to own beneficially more than 5% of our common stock;

  •
  each of our executive officers named in the summary compensation table below (our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers);

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole voting power, shared voting power, or investment power and includes any shares that the individual has the right to acquire within 60 days of January 24, 2008 through the exercise of any stock option or other right. The number and percentage of shares "beneficially owned" is computed on the basis of 23,040,613 shares of XTENT common stock outstanding as of January 24, 2008. Shares of our common stock that a person has the right to acquire within 60 days of January 24, 2008 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person or entity named in the table has sole voting and dispositive power with respect to the shares set forth opposite such person's or entity's name. The address for those persons for whom an address is not otherwise provided is c/o XTENT, Inc., 125 Constitution Drive, Menlo Park, California 94025-1118.

	Beneficial Ownership		Percentage of Shares Outstanding
Beneficial Owner	Number of Shares	Options and Warrants Exerciable Within 60 Days	Approximate Percent Owned
5% Stockholders
Morgenthaler Partners VI, L.P(1)	5,085,243		22.1%
Funds affiliated with Advanced Technology Ventures(2)	2,999,393		13.0%
Funds affiliated with Latterell Venture Partners(3)	2,828,190		11.8%
SPVC VI, L.L.C.(4)	2,615,135		11.4%
Names Executive Officers and Directors
Gregory D. Casciaro(5)	639,800	363,000	4.2%
Timothy D. Kahlenberg	—	170,911	*
Randolph E. Campbell(6)	259,270	61,634	1.3%
Jeffry J. Grainger(7)	124,500	56,500	*
Brian J. Walsh	50,000	131,000	*
Henry A. Plain, Jr.(8)	481,656	8,333	2.0%
Robert C. Bellas, Jr.(1)	5,085,243	—	21.2%
Michael A. Carusi(2)	2,999,393	—	12.5%
Michael L. Eagle	—	—	*
Robert E. Flaherty	3,685	10,000	*
Edward W. Unkart	8,333	10,000	*
Allan R. Will(4)	2,775,291	—	11.6%
All executive officers and directors as a group (15 persons)	15,512,067	893,387	68.5%

*
Indicates ownership of less than 1%.

(1)
Includes 5,085,243 shares held by Morgenthaler Partners VI, L.P. Robert C. Bellas, Jr. shares voting and investment power with Gary J. Morgenthaler, Robert D. Pavey, John D. Lutsi, G. Gary Shaffer, Gary R. Little, Peter G. Taft, Theodore A. Laufik and Paul R. Levine, the other managing members of Morgenthaler Management Partners VI, L.L.C., the general partner of Morgenthaler Partners VI, L.P., with respect to shares held by Morgenthaler Partners VI, L.P. Each managing member disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address for Morgenthaler Partners VI, L.P. is 2710 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(2)
Includes 2,409,589 shares held by Advanced Technology Ventures VII, L.P., 402,776 shares held by Advanced Technology Ventures VI, L.P., 96,694 shares held by Advanced Technology Ventures VII (B), L.P., 46,477 shares held by Advanced Technology Ventures VII (C), L.P., 25,708 shares held by ATV Entrepreneurs VI, L.P., 14,359 shares held by ATV Entrepreneurs VII, L.P., and 3,790 shares held by ATV Alliance 2002, L.P. ATV Associates VII, L.L.C. is the general partner of Advanced Technology Ventures VII, L.P., Advanced Technology Ventures VII (B), L.P., Advanced Technology Ventures VII (C), L.P. and ATV Entrepreneurs VII, L.P. ATV Associates VI, L.L.C. is the general partner of Advanced Technology Ventures VI, L.P. and ATV Entrepreneurs VI, L.P. ATV Capital Management, Inc. is the sole member of ATV Alliance Associates, L.L.C., the general partner of ATV Alliance 2002, L.P. Michael A. Carusi, Steve Baloff, Wes Raffel, Bob Hower, Jean George and Bill Wiberg, as managing directors of ATV Associates VII, L.L.C., share voting and investment power with respect to shares held by Advanced Technology Ventures VII, L.P., Advanced Technology Ventures VII (B), L.P., Advanced Technology Ventures VII (C), L.P., and ATV Entrepreneurs VII, L.P. Michael A. Carusi, Steve Baloff, Pieter Schiller and Wes Raffel, as managing directors ofATV Associates VI, L.L.C., share voting and investment power with respect to shares held by Advanced Technology Ventures VI, L.P. and ATV Entrepreneurs VI, L.P. Jean George, as the sole manager of ATV Alliance Associates, L.L.C., has voting and investment power with respect to shares held by ATV Alliance 2002, L.P. Each managing director and manager disclaims beneficial ownership of these shares, except to the extent of his or her pecuniary interest therein. Mr. Carusi's address is c/o Advanced Technology Ventures, 1000 Winter Street, Suite 3700, Waltham, MA 02451.

(3)
Includes 2,020,425 shares held by Latterell Venture Partners II, L.P., 586,574 shares held by Latterell Venture Partners, L.P., 196,458 shares held by Latterell Venture Partners III, L.P., 9,822 shares held by LVP III Associates, L.P., 4,911 shares held by LVP III Partners, L.P., and 10,000 shares held by Latterell Management Company, L.L.C. Latterell Capital Management, L.L.C. is the general partner of Latterell Venture Partners, L.P., Latterell Capital Management II, L.L.C. is the general partner of Latterell Venture Partners II, L.P., and Latterell Capital Management III, L.L.C. is the general partner of Latterell Venture Partners III, L.P., LVP III Associates, L.P. and LVP III Partners, L.P. Patrick F. Latterell, Laurence A. Lasky, Stephen M. Salmon and James N. Woody are the members of Latterell Capital Management, L.L.C., Latterell Capital Management II, L.L.C., Latterell Capital Management III, L.L.C. and Latterell Management Company, L.L.C. and share voting and investment power. Each member disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Mr. Latterell's address is c/o Latterell Venture Partners, 1 Embarcadero Center, Suite 4050, San Francisco, CA 94111.

(4)
SPVC VI, LLC (formerly St. Paul Venture Capital VI, LLC) is jointly managed by Split Rock Partners, LLC. and Vesbridge Partners, L.L.C.; however, voting and investment power has been delegated solely to Split Rock Partners, LLC. Allan R. Will, David Stassen, Michael Gorman and James Simons, as managing directors of Split Rock Partners, LLC, share voting and investment power with respect to the shares held by SPVC VI, LLC. Split Rock Partners, LLC and each of its managing director disclaim beneficial ownership of these shares, except to the extent of his or their pecuniary interest therein. Mr. Will's address is c/o Split Rock Partners, L.L.C., 1600 El Camino Real, Suite 290, Menlo Park, CA 94025. The address for SPVC VI, LLC is 10400 Viking Drive, Suite 550, Eden Prairie, MN 55344.

(5)
Includes 3,400 shares held by Mr. Casciaro as custodian for his minor son and minor daughter under the California Uniform Transfer to Minors Act. Also includes 1,700 shares held by Mr. Casciaro's adult daughter as to which Mr. Casciaro disclaims beneficial ownership. 108,750 of shares were subject to our right of repurchase as of January 24, 2008.

(6)
36,981 of these shares are subject to our right of repurchase as of January 24, 2008.

(7)
7,397 of these shares are subject to our right of repurchase as of January 24, 2008.

(8)
Henry A. Plain, Jr.'s address is c/o Morgenthaler Ventures, 2710 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the forms received by us, or written representations that no Forms 3, 4 or 5 were required from certain reporting persons, all reports required to be filed during the year ended December 31, 2007 have been timely filed.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

        Our Board of Directors consists of nine directors. The Board has the authority to further increase the size of the Board from time to time. The current directors are Robert C. Bellas, Jr., Michael A. Carusi, Gregory D. Casciaro, Michael L. Eagle, Robert E. Flaherty, Henry A. Plain, Jr., Edward W. Unkart and Allan R. Will. There is one vacant seat on the Board. Our Board has determined that Messrs. Carusi, Eagle, Flaherty, Plain, Unkart and Will are independent directors under the listing standards established by the rules of the NASDAQ Stock Market, Inc. ("Nasdaq"). Our Board has also determined that each of the nominees for Class II directors, Michael A. Carusi, Allan R. Will and Arthur T. Taylor, meet the requirements for independence under the listing standards established by the Nasdaq rules.

Board and Committee Meetings

        In the year ended December 31, 2007, the Board of Directors held 12 regular meetings. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. None of the members of the Audit, Compensation or Nominating and Corporate Governance Committees was an officer or employee of our company in 2007. From time to time, our Board may also create ad hoc committees for special purposes. During 2007, the Compensation Committee met 22 times, the Audit Committee met 11 times and the Nominating and Corporate Governance Committee met two times. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees on which he served that were held in 2007. We encourage, but do not require our Board members to attend the annual meetings of our stockholders. Each of our current directors attended our annual meeting of stockholders on June 20, 2007, except for Mr. Eagle who did not join our Board until August 2007.The function and membership of each of the standing committees of our Board is described below.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert C. Bellas, Jr.	—	—	—
Michael A. Carusi	—	member	—
Gregory D. Casciaro.	—	—	—
Michael L. Eagle	member	—	member*
Robert E. Flaherty	member	member*	—
Henry A. Plain, Jr.	—	member	—
Edward W. Unkart	member*	—	member
Allan R. Will	—	—	member

    *
    indicates the chairman of each standing committee of the Board.

        Audit Committee.    The Audit Committee is responsible for the appointment, compensation and oversight of our external auditors. It reviews and provides direction with regard to our internal accounting procedures and reviews our financial statements and filings. The committee operates under a written charter adopted by our Board, which may be viewed at our Company website, www.xtentinc.com, under "Company—Investor Relations—Corporate Governance." The Audit Committee currently consists of Messrs. Eagle, Flaherty and Unkart. Mr. Unkart is the chairperson of our Audit Committee and is our Audit Committee financial expert, as currently defined under the SEC rules. All of the members of the Audit Committee are considered to be independent within the meaning of applicable SEC and Nasdaq rules. The Audit Committee held 11 meetings during 2007.

        Compensation Committee.    It is the responsibility of the Compensation Committee to establish, review and recommend the compensation and benefits for our executive officers, including our chief executive officer. This committee is also responsible for the administration of our stock plans and establishing and reviewing the general policies relating to compensation and employment benefits for our employees. The committee operates under a written charter adopted by our Board, which may be viewed at our Company website, www.xtentinc.com, under "Company—Investor Relations—Corporate Governance." The Compensation Committee members are currently Messrs. Carusi, Flaherty and Plain. Mr. Flaherty is the chairperson of our Compensation Committee. All of the members of the Compensation Committee are considered to be independent within the meaning of applicable SEC and Nasdaq rules. The Compensation Committee held 22 meetings during 2007.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for reviewing and assessing the composition of the Board with regard to its fiduciary obligations, assisting the Board in identifying potential candidates to serve as Board members, recommending director candidates, recommending members for each Board committee, ensuring that we enact and follow appropriate governance standards and oversees the evaluation of the Board and management. The committee operates under a charter adopted by our Board, which may be viewed at our Company website, www.xtentinc.com, under "Company—Investor Relations—Corporate Governance." The committee membership currently consists of Messrs. Eagle, Unkart and Will. Mr. Eagle is the chairperson of our Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are considered to be independent within the meaning of applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held two meetings during 2007.

Policies and Procedures for Related Party Transactions

        As provided by our Audit Committee charter, our Audit Committee must review and approve in advance any related party transaction. All of our directors, officers and employees are required to report to our Audit Committee any such related party transaction prior to its completion.

        There were no transactions or series of similar transactions that have occurred since January 1, 2007 to which we were a party in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  a director, executive officer, holder of more than 5% of our common stock or any member of their immediate families had or will have a direct or indirect material interest.

Code of Business Conduct and Ethics

        Our Company is committed to maintaining the highest standards of business conduct and ethics. We have adopted a Code of Business Conduct and Ethics (the "Code") for our directors, officers (including our principal executive officer and principal financial officer) and employees. The Code reflects our values and the business practices and principles of behavior that support this commitment. We expect all directors, as well as officers and employees, to act ethically at all times. The Code satisfies SEC rules for a "code of ethics" required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq listing standards requirement for a "code of conduct." The Code is available on our Company's website at www.xtentinc.com under "Company—Investor Relations—Corporate Governance." We will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or the Nasdaq, on our website.

Communications with the Board of Directors

        Stockholders wishing to communicate with the Board or with an individual Board member concerning XTENT may do so by writing to the Board or to the particular Board member, and mailing the correspondence to Attn: Board of Directors, c/o Secretary, XTENT, Inc., 125 Constitution Drive, Menlo Park, California 94025-1118. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Consideration of Director Nominees

        Stockholder Nominations and Recommendations.    As described above in the Question and Answer section of this Proxy Statement under "What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?," our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on our Board. In addition, the Nominating and Corporate Governance Committee may consider properly submitted stockholder recommendations (as opposed to formal nominations) of director candidates. A stockholder may recommend a candidate for the Board of Directors by submitting the following information to our Secretary at 125 Constitution Drive, Menlo Park, California 94025-1118: the candidate's name, home and business contact information, detailed biographical data, relevant qualifications, professional and personal references, and information regarding any relationships between the candidate and XTENT within the last three years. In addition, the party making the recommendation must submit evidence that such party is an XTENT stockholder.

        Director Qualifications.    Members of the Board should have the highest professional and personal ethics and values, and conduct themselves in a manner consistent with our Code of Business Conduct and Ethics. The Committee has not established specific minimum qualifications for director candidates, however, it believes that the Board of Directors should be comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness, and (iv) meet other criteria as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

        Identifying and Evaluating Director Nominees.    Typically new candidates for nomination to our Board are suggested by existing directors or by our executive officers. Candidates may also come to the attention of our Board through professional search firms, stockholders or other persons. The Nominating and Corporate Governance Committee will carefully review the qualifications of any candidates who have been properly brought to its attention. Such review may, in the committee's discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. The committee will consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the independent directors using the same criteria as other candidates.

REPORT OF THE AUDIT COMMITTEE

        The material in this Report of the Audit Committee is not deemed filed with the SEC and is not incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

        The Audit Committee is responsible for providing oversight to the Company's accounting and financial reporting processes and the audit of the Company's financial statements The Audit Committee monitors XTENT's external audit process, including auditor independence matters, the scope and fees related to audits, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee also reviews the results of the external audit with regard to the adequacy and appropriateness of XTENT's financial, accounting and internal controls over financial reporting. In addition, the Audit Committee generally oversees XTENT's internal compliance programs. The function of the Audit Committee is not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is "independent" under applicable rules. The Audit Committee members are not professional accountants or auditors. Under its Charter, the Audit Committee has authority to retain outside legal, accounting or other advisors as it deems necessary to carry out its duties and to require XTENT to pay for such expenditures.

        The Audit Committee provides counsel, advice and direction to management and the independent registered public accounting firm on matters for which it is responsible, based on the information it receives from management and the independent registered public accounting firm and the experience of its members in business, financial and accounting matters.

        XTENT's management is responsible for the preparation and integrity of its financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.

        In this context, the Audit Committee hereby reports as follows:

          1.     The Audit Committee has reviewed and discussed the audited financial statements for 2007 with XTENT's management.

          2.     The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

          3.     The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committee") and has discussed with PricewaterhouseCoopers LLP their independence.

          4.     Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in XTENT's Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

        The foregoing report is provided by the undersigned members of the Audit Committee.

Edward W. Unkart, Chair Michael L.Eagle Robert E. Flaherty

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        This compensation discussion and analysis section describes all material elements of our compensation programs for our chief executive officer, chief financial officer and each of our other three most highly compensated executive officers as of the end of the last fiscal year. We refer to these persons as our "named executive officers."

        The Compensation Committee of our board of directors has the primary authority for and is the decision-making body on all matters related to the non-equity compensation for our named executive officers. The Compensation Committee establishes compensation philosophy and approves all aspects of our non-equity executive compensation including plan design and administration. The Compensation Committee makes recommendations regarding the equity compensation of our named executive officers to our board of directors which has the decision-making authority over equity compensation matters for our executives.

Compensation Program Objectives and Philosophy

        The goal of our compensation program is to provide competitive compensation to attract and retain executives with a proven track record of success in the medical device and biotech industries. The variable components of total compensation are designed to allow for above market median pay when executives achieve all of their pre-specified goals.

        Our compensation program is designed to:

  •
  emphasize competitive market-based compensation packages, focusing on aligning individual performance and results with pay; and

  •
  encourage strong organizational performance by establishing challenging goals and utilizing incentive programs tied to key business objectives to reward tangible business results.

        Our philosophy is to position total compensation at a level that is commensurate with our public company, pre-revenue status, relative to other comparable medical device and biotech companies. To this end, the Compensation Committee carefully reviewed the total compensation levels and the mix of compensation components that contribute to total compensation using public information from 25 peer group companies.

Peer Companies

        The Compensation Committee considers relevant market practices when setting executive compensation to ensure our ability to attract and retain high-caliber talent. In assessing market competitiveness, the compensation of our executive officers is reviewed against executive compensation at a designated set of companies (the "executive peer group"). The executive peer group consists of 25 public medical device and biotech companies that:

  •
  are similar to us in key parameters (i.e., revenue, net income, market capitalization, number of employees); and

  •
  have executive officer positions that are comparable to ours in terms of breadth, complexity and scope of responsibilities.

        The executive peer group is intended to reflect the nature of the business activities we are undertaking in order to develop our products. Our Custom NX DES system is a combination device which includes a novel interdigitated modular stent design and a Biolimus A9®/PolyLactic acid drug coating. Our Compensation Committee believes that because of the complexities associated with the development of this combination device, a peer group consisting entirely of medical device companies is not appropriate. As such, the executive peer group is comprised of two independent peer groups, medical device companies and biotech companies. To estimate competitive market values, medical device company comparator benchmarks are weighted at 67%, and biotech company comparator benchmarks are weighted at 33%. The companies comprising our executive peer group are set forth below:

        Medical Device Peers.    Bovie Medical, DexCom, Endocare, Endologix, Hansen Medical, Hemosense, Insulet Corporation, NMT Medical, Northstar Neuroscience, Oculus Innovative Sciences, Power Medical Interventions, SenoRx, TranS1, and Vyteris Holdings.

        Biotechnology Peers.    ACADIA Pharmaceuticals, Anika Therapeutics, Cytori Therapeutics, Dynavax Technologies, Nastech Pharmaceuticals, Osiris Therapeutics, Renovis, Rigel Pharmaceuticals, Unigene Laboratories and Vical.

Independent Compensation Consultant

        The Compensation Committee has engaged Compensia, Inc., an independent outside consulting firm, to advise the Compensation Committee on matters related to executive officer compensation. Specifically, Compensia, Inc. conducts an annual review of proxies submitted by our Executive Peer Group to provide information on total compensation for named executive officers. Compensia also provides the Compensation Committee with relevant market data, updates on market trends, advice and guidance on compensation design and program administration.

Targeted Compensation

        Our Compensation Committee strives to set compensation targets that are competitive with the compensation practices of the executive peer group. It relies on proxy statements and its compensation consultant, Compensia, Inc. for data on current market pay practices and trends. To ensure the ability to attract and retain key executive officers the Compensation Committee formalized an executive pay philosophy in 2007, which positions the compensation of our executive officers between the 50th and 75th percentiles of the Executive Peer Group.

Target Pay Position

Base Salary	Annual Performance Bonus	Long-Term Incentives
62.5th Percentile of the Executive Peer Group	50th Percentile of the Executive Peer Group	50th Percentile of the Executive Peer Group

Components of Executive Compensation

        Our executive compensation programs consist of three major components to reward and motivate our executive officers: base salary, annual non-equity incentives and long-term equity incentives.

        Individual performance has a significant impact on determining each compensation component. Each executive officer's annual performance is measured based on a thorough review of his or her contributions towards achievement of corporate goals and objectives. For executive officers other than Gregory D. Casciaro, our President and Chief Executive Officer, this annual review is conducted by Mr. Casciaro, with the feedback of peers and board members and then presented to our Compensation Committee for review and comment. The Compensation Committee conducts Mr. Casciaro's review with the chairman of the board soliciting input from board members.

        Base Salary.    Our base salary program focuses on remaining competitive, paying for performance, and properly compensating those executives with a broad scope of responsibilities. Salary levels are also adjusted based on the knowledge, skills and ability each executive brings to his or her role.

        In the fourth quarter of each year, the executive officers' annual base salaries for the following year are reviewed and approved by the Compensation Committee based on performance during the calendar year. Salary increases are based on a number of factors including:

  •
  individual performance during the calendar year;

  •
  salary relative to the Executive Peer Group;

  •
  past performance and salary increases; and

  •
  scope, complexity and level of responsibility.

        The Compensation Committee reviews and approves base salaries for our named executive officers annually at its December meeting following a review of the above criteria.

        The base salary increases for 2008 were based on market data provided through salary surveys as well as recommendations from Compensia. Mr. Kahlenberg received the highest base salary increase (14%) in recognition of exceptional performance during the prior year and for the purpose of bringing his base salary into alignment with competitive market data. All other executive salary increases were between 3% and 6%, and are within the range of the general market increases of the Executive Peer Group.

  Non-Equity Incentive Programs

        2007 Non-Equity Actual Payments.    Our Chief Executive Officer, Gregory D. Casciaro, is eligible to receive non-equity incentive program payments based upon the achievement of certain milestones and corporate objectives. Our Compensation Committee determines these milestones in the first quarter of each year and assesses Mr. Casciaro's individual performance against the milestones at the end of each month. Milestones must be met by the pre-determined achievement date in order for an incentive payment to be made. Our Compensation Committee establishes the milestones based on clinical, financial, product development and overall strategic goals of our organization as proposed by management and our board. Our Compensation Committee believes that establishing incentive opportunities for Mr. Casciaro based on achievement of milestones creates value for the company and our stockholders. In 2007, Mr. Casciaro was eligible to earn $175,000 in non-equity incentives. His actual earnings based on the achievement of objectives were $115,000. In December 2007, our Compensation Committee approved a $20,000 non-equity incentive payment (as a part of the aforementioned $115,000) to Mr. Casciaro notwithstanding the fact that the relevant milestone was not met by the pre-determined achievement date. According to Mr. Casciaro's non-equity incentive program, he was eligible to receive a payment of $20,000 if we entered into an agreement with one of our vendors by the pre-determined achievement date. Although the vendor signed the agreement and delivered it to us before the applicable achievement date, we did not execute the agreement until four days after the achievement date because certain of our key employees required to approve and sign the agreement were not available. In light of these circumstances, the Compensation Committee determined that it was appropriate to make the payment of $20,000 to Mr. Casciaro. From time to time, our Compensation Committee may, in its discretion, decide to pay bonuses where our executives have substantially achieved a milestone.

        Our named executive officers were eligible to earn non-equity incentives paid at 25% of base salary, based on the achievement of certain corporate milestones. Based on the actual achievement of milestones, the 2007 payout was 33.3% of the maximum payout of 25% of base salary, or 8.33% of base salary. Payouts ranged from $19,320 to $21,550, excluding Mr. Walsh whose non-equity award payment is described below.

        Our Vice President of Sales and Marketing, Brian J. Walsh, was paid a guaranteed quarterly bonus that together with his annual salary was intended to provide total compensation comparable to similar sales and marketing executives with commissionable sales. During 2007, Mr. Walsh earned $13,846 per quarter in guaranteed bonus payments.

        Prior to the implementation of an officer non-equity incentive plan, Mr. Walsh was eligible for non-equity incentive compensation based on specified marketing objectives. For the first six months of 2007 Mr. Walsh earned $12,500 related to achievement of these objectives.

        On June 20, 2007 a non-equity incentive program for all executive officers was approved by the Compensation Committee. As such, Mr. Walsh's eligibility for a non-equity incentive payment was adjusted to take into account the additional funds he was eligible to earn under the new officer incentive program. Due to the fact Mr. Walsh had received $12,500 in non-equity incentive payments during the first six months of 2007; the non-equity incentive payment for which he would otherwise be eligible under the new program was reduced by $12,500. Mr. Walsh's earned 2007 non-equity payment was $26,020 (calculated at 8.33% of Mr. Walsh's base salary.) After deducting the previously paid non-equity incentive of $12,500, Mr. Walsh received a non-equity incentive payment of $13,520 under the new program.

  2008 Non-Equity Earning Potential

        Consistent with the market median of our executive peer group, Mr. Casciaro is eligible to earn non-equity incentive payments totaling up to a maximum of $221,625 in 2008 as follows:

Threshold	Target	Maximum
$106,380	$177,300	$221,625

        Non-equity incentive amounts at threshold, target and maximum levels are based on the achievement of seven regulatory, operational and financial milestones. The threshold, target and maximum amounts represent the amount to be paid if all milestones are achieved at the threshold, target and maximum performance levels, respectively. Because non-equity incentive payments are based on the achievement of separate milestones, actual amounts paid may be less than the threshold, target and maximum amounts if some, but not all milestones are achieved at their respective performance levels. Each respective milestone is determined by the Compensation Committee at the beginning of the calendar year. If all milestones are achieved at the target level, Mr. Casciaro will receive a non-equity incentive payment equal to 50% of his annual salary. If all milestones are achieved at the threshold level, he will receive a payment equal to 75% of the target amount. If all milestones are achieved at the maximum level, he will receive a payment equal to 125% of the target amount. Based on this structure, Mr. Casciaro will earn no non-equity incentive payments if no milestones are met and will earn up to, but not more than, a maximum non-equity incentive of $221,625 if all milestones are achieved at the maximum performance level.

        Effective in January 2008, named executive officers other than Mr. Casciaro are also eligible to earn non-equity incentive payments as follows:

Named Executive Officer	Title	Threshold	Target	Maximum
Timothy D. Kahlenberg	Chief Financial Officer	$59,513	$79,350	$99,188
Jeffry J. Grainger	Vice President of Corporate Affairs and General Counsel	$61,178	$81,570	$101,963
Randolph E. Campbell	Chief Technical Officer	$59,153	$78,870	$98,588
Brian J. Walsh	Vice President of Sales and Marketing	$50,779	$67,705	$84,631

        The structure of the non-equity incentive program for these named executive officers is similar to that for Mr. Casciaro, except that each officer's target level non-equity incentive is equal to 30% of his base salary, and payments are tied to achievement of four regulatory, financial and operational corporate milestones. As with Mr. Casciaro's program, the threshold level payments are 75% of the target level payments and the maximum payments are 125% of the target level payments.

        For Mr. Casciaro and the other named executive officers, incentives are paid as earned during the calendar year, based upon the achievement of the predetermined milestones. Payments are made only after being verified and approved by the Compensation Committee.

        Our Vice President of Sales and Marketing, Brian J. Walsh, remains eligible for quarterly bonus payments, which when coupled with his annual salary and non-equity incentive eligibility, are intended to provide total compensation comparable to similar sales and marketing executives with commissionable sales. In 2008, Mr. Walsh is eligible to receive $14,540 per quarter in bonus payments. We expect that Mr. Walsh will continue to be eligible for similar guaranteed quarterly bonus payments and non-equity incentive program payments until such time as we have revenues and a sales commission program is formalized.

        Stock Options.    We believe equity ownership is important to provide our executive officers with long-term incentives to build value for our stockholders. In 2007, an equity incentive program was implemented to motivate executive team members to achieve corporate goals, to encourage retention, and to recognize exceptional performance. The program considered each officer's 2007 performance rating measured on a scale of 1-4. In determining eligibility for a stock option award and the number of stock options to be awarded, individual performance was given a 50% weighting. The achievement of certain predetermined corporate objectives was also given a 50% weighting. Targeted awards were benchmarked at the market median of our Executive Peer Group. Following completion of each executive's performance review and analysis of the achievement of identified corporate objectives (one of three corporate objectives was achieved); individual awards were made to our executives utilizing the aforementioned calculation. Mr. Casciaro received a stock option grant of 81,225 shares. Stock option grants for the other officers ranged from 14,575 shares to 33,325 shares. The options were granted on January 29, 2008 at an exercise price of $9.96 per share with monthly vesting over a three year period commencing on the date of grant.

        Consistent with our practice in 2007, our Compensation Committee will grant market-based options to all newly hired employees, other than executive officers, within stock option guidelines approved by our board. In the event any of the grants reviewed by the Compensation Committee are outside the range contained within the new hire stock option guidelines, we expect to obtain approval from our board in addition to the Compensation Committee. Each executive officer is initially provided with an option grant when he or she is hired or promoted based upon his or her position and relevant prior experience. These initial grants generally vest over a four year period commencing on the date employment starts or the promotion occurs, with 25% of the options granted vesting on the one year anniversary of that date and the remaining options vesting monthly thereafter. We spread the vesting of our options over four years to compensate executives for their contribution over a period of time. In addition to the initial option grants, our Compensation Committee recommends, and our board grants, additional options to retain our executives and combine the achievement of corporate goals and strong individual performance. Options are granted based on a combination of individual contributions and general corporate achievements, including clinical trial enrollment, product development and financial management. For example, if we were to hire a new vice president of business development, we would provide such executive with an initial option grant for a number of shares that is consistent with the market data that we receive from Compensia for comparable companies in the Executive Peer Group and information we receive from third-party compensation surveys. We would target a range between the 50th and 75th percentile of the levels at such comparable companies. On an annual basis, our Compensation Committee would assess the appropriate individual and corporate goals for this executive and provide additional option grants based upon the achievement by the executive of both individual and corporate goals. We expect that we will continue to provide new employees with initial option grants in 2008 to provide long-term compensation incentives and will continue to rely on performance-based and retention grants in 2008 to provide additional incentives for current employees. In the future our Compensation Committee and board may consider awarding additional or alternative forms of equity incentives, such as grants of restricted stock, restricted stock units and other performance based awards.

        The specific provisions of our option plans are as set forth below:

        2002 Stock Plan.    Our sole director at the time adopted our 2002 Stock Plan in July 2002, and our stockholders approved our 2002 Stock Plan in July 2002. Our board has determined not to grant any additional awards under the 2002 Stock Plan, however, the 2002 Stock Plan will continue to govern the terms and conditions of the outstanding awards granted there under.

        A total of 3,427,236 shares of our common stock are authorized for issuance under the 2002 Stock Plan. As of December 31, 2007, options to purchase a total of 1,660,403 shares of our common stock were issued and outstanding, and a total of 1,766,833 shares of our common stock had been issued upon the exercise of options and stock purchase rights granted under the 2002 Stock Plan.

        Our 2002 Stock Plan provides for the grant of options and stock purchase rights to our service providers. Stock purchase rights and nonstatutory stock options may be granted to our employees, directors and consultants, and incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, may be granted only to our employees. Our Compensation Committee administers the 2002 Stock Plan. The administrator has the authority to determine the terms and conditions of the options and stock purchase rights granted under the 2002 Stock Plan.

        Our 2002 Stock Plan does not allow for the transfer of awards other than by will or the laws of descent and distribution and only the recipient of an award may exercise such award during his or her lifetime.

        Our 2002 Stock Plan provides that in the event of our merger with or into another corporation, or a sale of substantially all of our assets, the successor corporation or its parent or subsidiary will assume or substitute for each outstanding stock purchase right and option. If the outstanding stock purchase rights or options are not assumed or substituted, they will become fully vested and exercisable for a 15-day period from the date the administrator provides notice of the vesting of outstanding options and stock purchase rights and will terminate at the end of such 15-day period.

  2006 Equity Incentive Plan

        Our board adopted, and our stockholders approved, our 2006 Equity Incentive Plan in August 2006. The 2006 Equity Incentive Plan became effective upon completion of our initial public offering in February 2007. Our 2006 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants.

        As of December 31, 2007, 568,264 shares of our common stock were reserved for issuance pursuant to the 2006 Equity Incentive Plan and 501,050 of those shares were issued and outstanding. In addition, the shares reserved for issuance under our 2006 Equity Incentive Plan include (a) those shares reserved but unissued under the 2002 Stock Plan as of January 31, 2007 (b) shares returned to the 2002 Stock Plan as the result of termination of options or the repurchase of shares (provided that the maximum number of shares that may be added to the 2006 Equity Incentive Plan pursuant to (a) and (b) is 600,000 shares). Beginning The number of shares available for issuance under the 2006 Equity Incentive Plan increases annually on the first day of each fiscal year by an amount equal to the lesser of (i) 4% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; (ii) 1,500,000 shares; or (iii) an amount of shares determined by our board.

        The Compensation Committee of our board together with our board administers our 2006 Equity Incentive Plan. Our Compensation Committee consists of at least two or more "outside directors" within the meaning of Section 162(m) of the Code so that options granted under the 2006 Equity Incentive Plan qualify as "performance based compensation." Under Section 162(m) of the Code, the annual compensation paid to our named executive officers will only be deductible to the extent it does not exceed $1,000,000. However, we can preserve our deduction with respect to income recognized pursuant to options if the conditions for performance based compensation under Section 162(m) are met, which requires, among other things, that options be granted by a committee consisting of at least two "outside directors." Subject to the provisions of our 2006 Equity Incentive Plan, the administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce their exercise price, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards with a lower exercise price.

        The exercise price of options granted under our 2006 Equity Incentive Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant, who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. Subject to the provisions of our 2006 Equity Incentive Plan, the administrator determines the term of all other options.

        After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Unless the administrator provides otherwise, our 2006 Equity Incentive Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

        Stock appreciation rights may be granted under our 2006 equity incentive plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of our 2006 equity incentive plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

        Restricted stock may be granted under our 2006 Equity Incentive Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

        Restricted stock units may be granted under our 2006 Equity Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion may accelerate the time at which any restrictions will lapse or be removed.

        Performance units and performance shares may be granted under our 2006 Equity Incentive Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

        Our 2006 Equity Incentive Plan provides that in the event of a merger or "change in control," as defined in the 2006 equity incentive plan, each outstanding award will be treated as the administrator determines, including that the successor corporation or its parent or subsidiary will assume or substitute an equivalent award for each outstanding award. The administrator is not required to treat all awards similarly. If there is no assumption or substitution of outstanding awards, the awards will fully vest, all restrictions will lapse, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and the awards will become fully exercisable. The administrator will provide notice to the recipient that he or she has the right to exercise the option and stock appreciation right as to all of the shares subject to the award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and units will be deemed achieved, and all other terms and conditions met. The award will terminate upon the expiration of the period of time the administrator provides in the notice. In the event the service of an outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options and stock appreciation rights will fully vest and become immediately exercisable, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met.

        Our 2006 Equity Incentive Plan will automatically terminate in 2016, unless we terminate it sooner. In addition, our board has the authority to amend, suspend or terminate the 2006 Equity Incentive Plan provided such action does not impair the rights of any participant.

        Section 162(m) of the Code.    Under Section 162(m) of the Internal Revenue Code, a public company generally may not deduct compensation in excess of $1 million paid to its chief executive officer and the four next most highly compensated executive officers. Until the annual meeting of our stockholders in 2010, or until the plan is materially amended, if earlier, awards granted under the plan will be exempt from the deduction limits of Section 162(m).

        Tax Consequences.    The following summary is intended as a general guide to the United States federal income tax consequences relating to the issuance and exercise of stock options granted under our 2002 Stock Plan and our 2006 Equity Incentive Plan. This summary does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances.

        Incentive Stock Options.    Optionees recognize no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the

Internal Revenue Code (unless the optionee is subject to the alternative minimum tax). Optionees who neither dispose of their shares acquired upon the exercise of an incentive stock option, or ISO shares, within two years after the stock option grant date nor within one year after the exercise date normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the amount paid for the ISO shares. If an optionee disposes of the ISO shares within two years after the stock option grant date or within one year after the exercise date (each a "disqualifying disposition"), the optionee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the ISO shares at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the exercise price of the ISO shares being purchased. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO shares were held by the optionee. A capital gain will be long-term if the optionee's holding period is more than 12 months. We will be entitled to a deduction in connection with the disposition of the ISO shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO shares.

        Nonstatutory Stock Options.    Optionees generally recognize no taxable income as the result of the grant of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee of ours, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

  401(k) Plan

        We maintain a retirement savings plan, or a 401(k) Plan, for the benefit of our eligible employees. Employees eligible to participate in our 401(k) Plan are those employees who have attained the age of 21. Currently, employees may elect to defer their compensation up to the statutorily prescribed limit. We may, but have not, matched employee contributions or made discretionary contributions to the 401(k) Plan. An employee's interests in his or her deferrals are 100% vested when contributed. The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As such, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and all contributions are deductible by us when made.

  Executive Time Off

        Our executive officers do not receive a guaranteed amount of Paid Time Off ("PTO"), but participate instead in an Executive Time Off plan. Our executive officers are expected to manage personal time off in a manner that does not impact performance or achievement of goals. Until December 31, 2005, executives participated in the PTO benefit program which was offered to all of our employees at that time. Upon termination, executives who participated will be entitled to payment of their accrued benefits that existed at December 31, 2005. Officers hired or promoted since the implementation of the Executive Time Off policy will be transitioned to the officer plan at the time of hire or promotion. Consistent with the balance of executive officers, any accrued but unused PTO will be paid at termination. XTENT has accrued $42,768 in earned, but unpaid PTO for its named executive officers.

  2006 Employee Stock Purchase Plan

        Our executive officers and all of our other employees may participate in our 2006 Employee Stock Purchase Plan. We believe that allowing them the opportunity to participate in the 2006 Employee Stock Purchase Plan provides them further incentive towards ensuring our success and accomplishing our corporate goals.

        The specific provisions of our 2006 Employee Stock Purchase Plan are as provided for below.

        Our Board adopted, and our stockholders approved, our 2006 Employee Stock Purchase Plan in August 2006 and it became effective upon completion of our initial public offering in February 2007. A total of 500,000 shares of our common stock are available for sale. As of December 31, 2007, a total of 27,295 shares of our common stock had been issued through the 2006 Employee Stock Purchase Plan. In addition, our 2006 Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance under the 2006 Employee Stock Purchase Plan on the first day of each fiscal year equal to the lesser of:

  •
  3% of the outstanding shares of our common stock on the first day of such fiscal year;

  •
  1,000,000 shares; or

  •
  such other amount as may be determined by our Board.

        Our Compensation Committee administers the 2006 Employee Stock Purchase Plan. Our Compensation Committee has full and exclusive authority to interpret the terms of the 2006 Employee Stock Purchase Plan and determine eligibility to participate subject to the conditions of our 2006 Employee Stock Purchase Plan as described below.

        All of our employees are eligible to participate if they are employed by us (or any participating subsidiary) for at least 20 hours per week and more than five months in any calendar year. However, an employee may not be granted an option to purchase stock under the 2006 Employee Stock Purchase Plan if such employee:

  •
  immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

  •
  holds rights to purchase stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of stock for each calendar year.

        Our 2006 Employee Stock Purchase Plan is intended to qualify under Section 423 of the Code. Each offering period includes purchase periods, which will be the approximately six-month period commencing with one exercise date and ending with the next exercise date. The offering periods are scheduled to start on the first trading day on or after May 15 and November 15 of each year, except for the first such offering period, which commenced on February 1, 2007 (the date of our IPO) and ended on the first trading day on November 15, 2007.

        Our 2006 Employee Stock Purchase Plan permits participants to purchase common stock through payroll deductions of up to 15% of their eligible compensation, which includes a participant's base straight time gross earnings, certain commissions, overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation. A participant may purchase a maximum of 1,250 shares during a six-month purchase period.

        Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each six-month purchase period. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of each offering period or on the exercise date. If the fair market value of our common stock on the exercise date is less than the fair market value on the first trading day of the offering period, participants will be withdrawn from the current offering period following their purchase of shares on the purchase date and will be automatically re-enrolled in a new offering period. Participants may end their participation at any time during an offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.

        A participant may not transfer rights granted under the 2006 Employee Stock Purchase Plan other than by will, the laws of descent and distribution, or as otherwise provided under the 2006 Employee Stock Purchase Plan.

        In the event of our merger or change in control, as defined under the 2006 Employee Stock Purchase Plan, a successor corporation may assume or substitute for each outstanding option. If the successor corporation refuses to assume or substitute for the option, the offering period then in progress will be shortened, and a new exercise date will be set. The administrator will notify each participant that the exercise date has been changed and that the participant's option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

        Our 2006 Employee Stock Purchase Plan will automatically terminate in 2016, unless we terminate it sooner. Our board has the authority to amend, suspend or terminate our 2006 Employee Stock Purchase Plan, except that, subject to certain exceptions described in the 2006 Employee Stock Purchase Plan, no such action may adversely affect any outstanding rights to purchase stock under our 2006 Employee Stock Purchase Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides information regarding common stock that may be issued upon the exercise of options, warrants and rights under our 2002 Stock Plan, 2006 Equity Incentive Plan and 2006 Employee Stock Purchase Plan as of December 31, 2007. All our equity compensation plans have been approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,161,453	$5.13	539,919
Equity compensation plan not approved by security holders	—	N/A	—

Total	2,161,453		539,919

(1)
Does not include an outstanding option to purchase 5,209 shares which was issued outside of the approved option plans.

(2)
Securities remaining available for future issuance under equity compensation plans includes 472,705 shares available for issuance under the 2006 Employee Stock Purchase Plan.

EXECUTIVE COMPENSATION

2007 Summary Compensation Table

        The following table sets forth summary compensation information for the years ended December 31, 2007 and December 31, 2006 for our chief executive officer, chief financial officer and each of our other three most highly compensated executive officers as of the end of the last fiscal year. We refer to these persons as our named executive officers. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of $10,000 annually.

Name and Principal Position	Year	Salary		Bonus			Option Awards(1)	Non Equity Incentive Plan Compensation		All Other Compensation			Total
Gregory D. Casciaro President, Chief Executive Officer and Director	2007 2006	$340,960 318,603		$	— —		$516,184 369,077	$115,000 75,000	(2) (2)	$	— —		$972,144 762,680
Timothy D. Kahlenberg Chief Financial Officer	2007 2006	236,508 153,173	(7)		— —		398,975 266,712	19,320 —	(3)		— 200,000	(8)	654,803 619,885
Jeffry J. Grainger Vice President of Corporate Affairs and General Counsel	2007 2006	263,918 238,602			— —		131,894 88,170	21,550 —	(3)		— —		417,362 326,772
Randolph E. Campbell Chief Technical Officer	2007 2006	257,688 241,945			— —		143,879 96,18	21,050 —	(3)		— —		422,617 338,127
Brian J. Walsh Vice President of Sales and Marketing	2007 2006	216,518 203,290			55,384 53,000	(5) (5)	131,894 88,170	26,020 24,500	(3)(4) (6)		— —		429,816 368,960

(1)
Amounts represent the expensed fair value of stock options granted in 2006 under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), Share-Based Payment ("SFAS 123(R)") excluding the impact of estimated forfeitures. No stock options were granted to our named executive officers in 2007.

(2)
Represents amounts earned by Mr. Casciaro under our non-equity incentive program for the achievement of specific clinical, financing and other corporate objectives.

(3)
Represents amounts earned by executives under our non-equity incentive program for achievement of specific corporate objectives.

(4)
Includes $12,500 earned by Mr. Walsh in the first half of 2007 under our non-equity incentive program for the achievement of specific marketing, research and development, and other corporate objectives.

(5)
Mr. Walsh receives a quarterly bonus until commissions are received on sales. Mr. Walsh received quarterly bonuses of $13,846 and $13,250 in 2007 and 2006, respectively.

(6)
Represents amounts earned by Mr. Walsh under our non-equity incentive program for the achievement of specific marketing, research and development, and other corporate objectives.

(7)
Mr. Kahlenberg commenced employment in April 2006 at an annual salary of $225,000.

(8)
Represents a relocation bonus made to Mr. Kahlenberg based on his offer of employment

Grants of Plan-Based Awards in 2007

        The following table lists grants of plan-based awards made to our named executive officers in 2007 and the related total fair value of compensation for 2007. No plan-based equity awards were granted to our named executive officers in 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards
Name
	Grant Date	Threshold		Target		Maximum		Threshold	Target		Maximum
Gregory D. Casciaro	3/21/2007 6/20/2007	$	— —	$115,000 —	(1)	$175,000 —		— —	— 81,225	(4)	— 150,000
Timothy D. Kahlenberg	6/20/2007		—	19,320	(2)	58,000		—	33,325	(4)	50,000
Jeffry J. Grainger	6/20/2007		—	21,550	(2)	65,000		—	27,075	(4)	50,000
Randolph E. Campbell	6/20/2007		—	21,050	(2)	63,000		—	27,075	(4)	50,000
Brian J. Walsh	4/6/2007 6/20/2007		— —	— 26,050	(2)	12,500 40,610	(3)	— —	— 27,075	(4)	— 50,000

(1)
Amounts based on the achievement of specific clinical, financing and other corporate objectives.

(2)
Amounts based on the achievement of specific corporate objectives.

(3)
Amounts based on the achievement of specific clinical, marketing, research and development, and other corporate objectives.

(4)
Number of shares based 50% on the achievement of specific corporate objectives and the balance based on individual performance. Shares to be granted in 2008, at the fair market value on date of grant, and vesting monthly over three years from the date of grant.

Equity Incentive Awards Outstanding as of December 31, 2007

        The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Option Exercise Price	Option Expiration Date	Vesting Commencement Date		Number of Shares or Units of Stock that Have Not Vested(4)	Market Value of Shares or Units of Stock that Have Not Vested
Gregory D. Casciaro	134,000 104,000 125,000	$0.40 1.50 5.20	2/1/2015 2/1/2016 6/5/2016	2/1/2005 2/1/2006 4/27/2006	(2) (2) (2)	108,750	$1,070,100
Timothy D. Kahlenberg	170,911	3.50	5/1/2016	5/1/2006	(3)
Jeffry J. Grainger	56,500	3.50	5/1/2016	5/1/2006 2/1/2005 8/3/2005	(2) (2) (2)	6,563 834	64,580 8,207
Randolph E. Campbell	61,634	3.50	5/1/2016	5/1/2006 4/13/2004 2/1/2005 8/3/2005	(2) (3) (2) (2)	15,625 18,960 2,396	153,750 186,566 23,577
Brian J. Walsh	50,000 22,500 2,000 56,500	0.40 0.40 0.54 3.50	2/3/2014 2/1/2015 8/3/2015 5/1/2016	2/2/2004 2/1/2005 8/3/2005 5/1/2006	(2) (2) (2) (2)

(1)
All options held by our named executive officers may be early exercised.

(2)
The shares underlying this option vest 1/48 per month following the vesting commencement date.

(3)
25% of the shares underlying this option vest on the one year anniversary of the vesting commencement date and 1/48 per month thereafter.

(4)
The shares were issued pursuant to the exercise of early-exercise stock options to purchase shares of our common stock. These shares are subject to a right of repurchase held by us that will lapse over time.

Aggregated Option Exercises in 2007

        No options were exercised by our named executive officers in 2007.

Employment Agreements

        Employment with us is at will. We do not have employment agreements with any of our executive officers.

Nonqualified Deferred Compensation

        None of our named executive officers participate in non-qualified defined contribution plans or other deferred compensation plans maintained by us. Our Compensation Committee, which is comprised solely of "outside directors" as defined for purposes of Section 162(m) of the Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

2007 Director Compensation

        The following table sets forth a summary of the compensation we paid to our non-employee directors in 2007.

Name	Fees Earned or Paid in Cash		Option Awards(1)		Total
Henry A. Plain, Jr.	$55,000	(9)	$98,121	(2)	$153,121
Robert C. Bellas, Jr.	32,083	(9)	24,097	(3)	56,180
Michael A. Carusi	32,083	(9)	24,097	(4)	56,180
Robert E. Flaherty	41,250	(9)	97,364	(5)	138,614
Michael L. Eagle	16,196	(9)	17,038	(6)	33,234
Edward W. Unkart	50,000		116,296	(7)	166,296
Allan R. Will	38,750	(9)	24,097	(8)	62,847

    (1)
    Amounts represent the expensed fair value of stock options granted in 2006 and 2007 under SFAS 123(R) excluding the impact of estimated forfeitures.

    (2)
    Stock options exercisable for a total of 35,000 shares were outstanding as of December 31, 2007.

    (3)
    A stock option exercisable for 10,000 shares was outstanding as of December 31, 2007.

    (4)
    A stock option exercisable for 10,000 shares was outstanding as of December 31, 2007.

    (5)
    Stock options exercisable for a total of 40,000 shares were outstanding as of December 31, 2007.

    (6)
    A stock option exercisable for 30,000 shares was outstanding as of December 31, 2007.

    (7)
    Stock options exercisable for a total of 40,000 shares were outstanding as of December 31, 2007.

    (8)
    A stock option exercisable for 10,000 shares was outstanding as of December 31, 2007.

    (9)
    Pro-rated from the date of the initial public offering on February 1, 2007 and based on the annual retainer amounts.

        The Chairman of our Board receives an annual retainer of $60,000 for his service to our Company and each of our non-employee directors receives an annual retainer of $35,000 for his service on our Board. The Chairman of the Audit Committee receives an additional annual retainer of $15,000 and the Chairmen of our other two standing committees, the Compensation Committee and the Nominating and Corporate Governance Committee each receive an additional annual retainer in the amount of $10,000.

        Our 2006 equity incentive plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2006 equity incentive plan, including discretionary awards. Each non-employee director appointed to our board, except for those directors who become non-employee directors by ceasing to be employee directors, receives an automatic initial nonstatutory stock option to purchase 30,000 shares of common stock upon such appointment. In addition, non-employee directors who have been directors for at least the preceding six months receive a subsequent nonstatutory stock option to purchase 10,000 shares of common stock immediately following each annual meeting of our stockholders. All options granted under the automatic grant provisions will have a term of ten years and an exercise price equal to fair market value on the date of grant. Each initial option to purchase 30,000 shares becomes exercisable as to one-third of the shares subject to the option on each anniversary of its date of grant, provided the non-employee director remains a director on such dates. Each annual option to purchase 10,000 shares becomes exercisable as to 100% of the shares subject to the option on the day prior to the one-year anniversary of the date of such grant, provided the non-employee director remains a director on such date.

        We also reimburse each non-employee member of our board for out-of-pocket expenses incurred in connection with attending our board and committee meetings. In addition, we have in the past granted directors options to purchase our common stock pursuant to the terms of our 2002 Stock Plan. As explained above, our 2006 equity incentive plan provides for the automatic grant of options to our non-employee directors. See "—Stock Options—2006 equity incentive plan."

Potential Payments Following a Change in Control

        The following summaries set forth potential payments payable to our executive officers upon termination of employment following a change in control of us under their current change of control agreements with us. The Compensation Committee of our board may, at their discretion, amend or add benefits to these arrangements as they deem advisable.

Executive Officers

        We have entered into change of control agreements with each of our employees at the level of vice president or above that provide for severance benefits in the event that a covered employee's employment with us terminates as a result of an involuntary termination at any time within 12 months after a change of control as follows:

  •
  all options held by the employee will become fully vested and any right we may have to repurchase any shares held by the employee will lapse; and

  •
  certain health coverage and benefits for that employee will be paid by us until the earlier of six months from the date of such employee's termination or until the employee begins working at another company that offers comparable benefits.

        For the purpose of our change of control agreements, "change of control" means:

  •
  any merger or consolidation of us with any other corporation that would result in our voting securities outstanding immediately prior to such transaction no longer continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power of the surviving entity outstanding immediately after such merger or consolidation; or

  •
  any person becoming the beneficial owner, directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities.

        For the purpose of our change of control agreements, "involuntary termination" means:

  •
  a significant reduction of the employee's duties, position or responsibilities relative to the employee's duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the employee from such position, duties and responsibilities, unless the employee is provided with comparable duties, position and responsibilities; provided, however, that a reduction in duties, position or responsibilities solely by virtue of our being acquired and made part of a larger entity (as, for example, when our Chief Financial Officer remains as such following a Change of Control but is not made the Chief Financial Officer of the acquiring corporation) shall not constitute an involuntary termination;

  •
  a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the employee immediately prior to such reduction;

  •
  a reduction of the employee's base salary as in effect immediately prior to such reduction;

  •
  a material reduction in the kind or level of employee benefits to which the employee is entitled immediately prior to such reduction with the result that the employee's overall benefits package is significantly reduced;

  •
  the relocation of the employee to a facility or a location more than fifty (50) miles from his current location;

  •
  any purported termination of the employee which is not effected as a result of (i) any act of personal dishonesty taken by the employee in connection with his responsibilities as an employee which is intended to result in substantial personal enrichment of the employee, (ii) employee's conviction of a felony which our Board reasonably believes has had or will have a material detrimental effect on our reputation or business, (iii) a willful act by the employee which constitutes misconduct and is injurious to us, (iv) continued willful violations by the employee of the employee's obligations to us after there has been delivered to the employee a written demand for performance from us which describes the basis for our belief that the employee has not substantially performed his duties, or (v) for which the grounds relied upon by us are not valid; or

  •
  our failure to obtain the assumption of the change of control agreement by any successor entity.

        Based on a market value of $9.84 per share as of December 31, 2007, and the number of options and shares held by each of our executive officers that were unvested as of December 31, 2007, the estimated value of acceleration of these options and shares held by each executive officer is shown in the following table, as well as the maximum value of benefits which would be paid on behalf of each officer upon a change of control.

Name	Value of Accelerated Options and Shares	Value of Benefits in Change of Control
Bernard H. Andreas	$114,491	$9,675
Randolph E. Campbell	584,854	9,772
Jeffrey J. Grainger	286,133	9,776
Timothy D. Kahlenberg	654,662	9,731
Philippe H. Marco	274,661	9,723
Brian J. Walsh	325,470	9,356

Gregory D. Casciaro

        We have entered into a slightly different change of control agreement with Gregory D. Casciaro that provides for additional severance benefits in the event that Mr. Casciaro's employment with us terminates as a result of his involuntary termination at any time after a change of control as follows:

  •
  all options held by him will become fully vested and any right we may have to repurchase any shares held by him will lapse;

  •
  monthly severance payments equal to his last monthly base salary prior to his termination for a period of 12 months following the date of his termination; and

  •
  certain health coverage and benefits for Mr. Casciaro will be paid until the earlier of 12 months from the date of his termination or until he begins employment with another company that offers comparable benefits.

        In addition to the severance benefits described above, our change of control agreement with Mr. Casciaro also provides for a change of control benefit. Upon a change of control without termination, Mr. Casciaro will immediately vest in 50% of the unvested shares underlying options then held by him and our right to repurchase 50% of shares previously purchased by him that are subject to vesting, will lapse.

        The definitions for "involuntarily termination" and "change of control" discussed above for the change of control agreements with each of our other employees at the level of vice president or above are identical to those included in our change of control agreement with Mr. Casciaro.

        Based on Mr. Casciaro's current base salary, we estimate that the value of his severance payments to be $340,960. Based on a market value of $9.84 per share as of December 31, 2007, and the number of options and shares held by Mr. Casciaro that were unvested as of December 31, 2007, we estimate the value of acceleration of these options and shares to be $1,205,107. The maximum value of his benefits that would be paid upon a change of control would be $18,472.

Members of our Board of Directors

        We have also entered into agreements with each non-employee member of our board under which all unvested shares underlying options then held by such director will become fully vested and immediately exercisable if such director is terminated without cause within 12 months of a change of control.

Additional Change of Control Provisions

        Each of our 2002 Stock Plan, 2006 equity incentive plan and 2006 Employee Stock Purchase Plan also contains change of control provisions as described above. See "—Stock Options—2002 Stock Plan, 2006 Equity Incentive Plan and 2006 Employee Stock Purchase Plan."

Limitations on Liability and Indemnification

        Our amended and restated certificate of incorporation and bylaws provide that we will indemnify our directors and executive officers, and may indemnify our other officers, employees and other agents, to the fullest extent permitted by the General Corporation Law of the State of Delaware.

        We have entered into indemnification agreements with our directors, executive officers and others. Under these agreements, we are required to indemnify them against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any actual or threatened proceeding, if any of them may be made a party to such proceeding because he or she is or was one of our directors or officers. We are obligated to pay these amounts only if the officer or director acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, our best interests. With respect to any criminal proceeding, we are obligated to pay these amounts only if the officer or director had no reasonable cause to believe that his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification there under.

        In addition, our amended and restated certificate of incorporation provides that the liability of our directors for monetary damages shall be eliminated to the fullest extent permissible under the General Corporation Law of the State of Delaware. This provision in our amended and restated certificate of incorporation does not eliminate a director's duty of care and, in appropriate circumstances; equitable remedies such as an injunction or other forms of non-monetary relief would remain available. Each director continues to be subject to liability for any breach of the director's duty of loyalty to us and for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or other state or federal laws.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

        We have a directors' and officers' liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Robert E. Flaherty (Chairperson), Henry A. Plain, Jr. and Michael A. Carusi. No member of the Compensation Committee is an executive officer of our company. Henry A. Plain, Jr. served as our President, Chief Executive Officer and Chief Financial Officer from June 2002 to October 2004. No executive officer of our company currently serves on the board of directors of any entity whose executive officers included a director of our company.

REPORT OF COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management of the Company, and based upon those discussions, the committee has recommended to the Company's Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

        The foregoing report is provided by the undersigned members of the Compensation Committee.

Robert E. Flaherty, Chair
Michael A. Carusi
Henry A. Plain, Jr.

PROPOSAL ONE

ELECTION OF DIRECTORS

Classes of the Board of Directors

        Our Board currently consists of nine directors, divided among the three classes designated as Class I, Class II and Class III of equal size. The members of each class are usually elected to serve three-year terms with the term of office for each class ending in successive years. Our Class II directors, Robert Bellas, Michael Carusi and Allan Will, are the directors whose terms expire at this Annual Meeting. Although our Nominating and Corporate Governance Committee initially discussed the nomination of all the Class II directors for another three year term, Mr. Bellas has indicated that he is not interested in serving another term. Therefore, we are not nominating Robert Bellas for re-election. The decision by Mr. Bellas to forego another term on our Board was not the result of any disagreement between him and our Board or our management.

        In April 2008, our Board approved an increase in the size of our Board from eight directors to nine. Pursuant to our Bylaws, our Board has the authority to determine the number of authorized directors on our Board from time to time. This increase created a vacant Class I director seat. After the Annual Meeting, our Board intends to elect Christopher M. Smith to fill this vacancy on our Board. Mr. Smith is currently President of Cochlear Americas, the world leader of implantable hearing devices. Prior to Cochlear, he was a Consultant for Warburg Pincus , a direct equity healthcare investor, where he assisted Warburg in identifying market opportunities for investment. From August 2000 to October 2003, Mr. Smith served as Group President for Gyrus Group Plc, (a UK listed company), and as President and CEO-Director of Gyrus Medical. Mr. Smith also serves on the board of a private company. Mr. Smith received his B.S. in Journalism and Marketing from Texas A&M University.

NOMINEES FOR DIRECTORS FOR THREE-YEAR TERM ENDING 2011

        Michael A. Carusi has served on our Board since May 2003. He has been a General Partner at Advanced Technology Ventures, a venture capital firm, since October 1998. Mr. Carusi also serves on the board of TranS1, Inc., a public medical device company and on the boards of several privately-held life sciences and medical device companies. Mr. Carusi holds a B.S. in Mechanical Engineering from Lehigh University and an M.B.A. from Dartmouth College.

        Arthur T. Taylor does not currently serve on our Board. He is Vice-President, General Manager, Kyphon Products, Spinal & Biologics Business, Medtronic Inc. Prior to that, he was Chief Operating Officer of Kyphon, a medical device company, from 2006 until the company's acquisition by Medtronic in November 2007, having served as Chief Financial Officer of Kyphon from 2004 to 2006. Prior to joining Kyphon, he was Senior Vice President, Chief Financial Officer of Terayon Communication Systems (subsequently acquired by Motorola) a broadband access and video processing technology company, from February 2003 through July 2004. Mr. Taylor holds a B.S. in Business Administration from San Diego State University and an M.B.A. from the University of Southern California.

        Allan R. Will has served on our Board since July 2002 and as Chairman of our Board from July 2002 to October 2004. Mr. Will has been a Managing Director of Split Rock Partners, a venture capital firm, since July 2004. From November 2002 to June 2004, Mr. Will was a General Partner at St. Paul Venture Capital, a venture capital firm. Mr. Will is the founder and Chairman of the board of directors of The Foundry and served as its Chief Executive Officer from 1998 until 2002. Mr. Will also served as the interim Chief Executive Officer of Concentric Medical from 2001 to 2002, as Chief Executive Officer of Evalve from 1999 to 2000, as the President and Chief Executive Officer of AneuRx from 1994 to 1997. Mr. Will also serves on the boards of several privately-held medical device companies.

Mr. Will holds a B.S. in Zoology from the University of Maryland and an M.S. in Management from the Massachusetts Institute of Technology.

        Each of the three nominees listed above has been nominated for election to the Board to serve until the 2011 Annual Meeting or until his successor has been appointed or elected. We expect each nominee to be able to serve if elected. If a director nominee is not able to serve, proxies may be voted in favor of any other person the Board may select.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE THREE NOMINEES FOR CLASS II DIRECTOR LISTED ABOVE.

Directors Continuing in Office Until 2009

        Robert E. Flaherty has served on our Board since January 2007. Mr. Flaherty served as Chairman, President and Chief Executive Officer of Athena Diagnostics, a commercial laboratory company, since 1992. Athena Diagnostics was acquired by Thermo Fisher Scientific in November 2006. Prior to Athena Diagnostics, Mr. Flaherty was employed by Becton, Dickinson and Company, a medical technology company, and held various positions including President of the Becton Dickinson Division. Mr. Flaherty currently serves on the board of directors of AngioDynamics and is the Chairman of its Compensation Committee, and he serves on the board of directors of a privately-held corporation. Mr. Flaherty holds a B.S. in Industrial Engineering from Lehigh University and an M.B.A. from Harvard University.

        Henry A. Plain, Jr. has served on our Board since June 2002 and as Chairman of our Board since October 2004. Mr. Plain also served as our President and Chief Executive Officer from June 2002 to October 2004. Mr. Plain has been a General Partner at Morgenthaler Ventures, a venture capital firm, since September 2007 and he has been the Vice Chairman of the board of directors of The Foundry since July 2000. From February 1993 to November 1999, Mr. Plain was the President and Chief Executive Officer and a member of the board of directors of Perclose and directed Perclose through an initial public offering, a secondary offering and an acquisition by Abbott Laboratories in November 1999. Following the acquisition of Perclose by Abbott Laboratories, Mr. Plain served as the President of Perclose and Vice President of Hospital Products Division at Abbott Laboratories until May 2000. Mr. Plain also serves on the boards of several privately-held medical device companies. Mr. Plain holds a B.S. in Business Administration from the University of Missouri, Columbia.

        Edward W. Unkart has served on our Board since August 2006. Since January 2005, Mr. Unkart has served as Vice President of Finance and Administration and Chief Financial Officer of SurgRx, a manufacturer of medical devices used in surgery. From June 2004 to December 2004, Mr. Unkart was an independent consultant. From May 2001 to May 2004, Mr. Unkart served as Vice President of Finance and Administration and Chief Financial Officer of Novacept, a manufacturer of medical devices for women's healthcare, which was acquired by Cytyc Corporation in March 2004. Mr. Unkart currently serves on the board of directors of VNUS Medical Technologies, a publicly-traded medical device company, and is the chairperson of its Audit Committee. Mr. Unkart also serves on the board of directors of a privately-held medical device company. Mr. Unkart is a Certified Public Accountant and holds a B.S. in Statistics and an M.B.A. from Stanford University.

Directors Continuing in Office Until 2010

        Gregory D. Casciaro has served as our President, Chief Executive Officer and a member of our Board since September 2004. From February 2000 to August 2003, Mr. Casciaro was the President and Chief Executive Officer and a director of Orquest, a medical technology company. Mr. Casciaro also currently serves on the board of directors of a privately-held company. Mr. Casciaro holds a B.A. in Business Administration from Marquette University.

        Michael L. Eagle has served on our Board since August 2007. Mr. Eagle was Vice President-Manufacturing for Eli Lilly and Company from 1993-2001. He is a former CEO of IVAC Corporation, and Sr. VP of the Medical Devices and Diagnostics Division of Eli Lilly (later Guidant Corporation). He retired from Eli Lilly and Company in 2001. He is Chairman of the Board of Directors of Favrille, Inc., and also serves on the board of directors of Somaxon Pharmaceutical, Micrus Endovascular and a privately held manufacturing corporation. Mr. Eagle received his B.S. in Mechanical Engineering from Kettering University and his M.B.A. from the Krannert School of Management at Purdue University.

PROPOSAL TWO

APPROVAL OF AMENDED 2006 EQUITY INCENTIVE PLAN

        The Board of Directors adopted, and the stockholders approved, the 2006 Equity Incentive Plan (the "2006 Plan") in August 2006. A total of 400,000 split-adjusted shares of common stock were initially authorized for issuance thereunder. As of March 31, 2008, without giving effect to the proposed amendment and restatement, a total of 1,512,762 shares have been authorized for issuance under the 2006 Plan. As of March 31, 2008, there were 881,013 shares subject to grants outstanding under the 2006 Plan and 363,738 shares remained available for additional grants under the 2006 Plan.

        The Board of Directors is now requesting that the stockholders approve the 2006 Equity Incentive Plan, as amended (the "Amended Plan") and approve an increase to the number of shares authorized for issuance under the 2006 Plan by an aggregate of 900,000 shares. The Board of Directors has approved the Amended Plan and the increase to the authorized share reserve, subject to approval from the stockholders at the 2008 Annual Meeting. If the stockholders approve the Amended Plan, it will replace the current version of the 2006 Plan and will continue in effect until August 2, 2016 unless terminated earlier by the Board of Directors. If the stockholders do not approve the Amended Plan, the current version of the 2006 Plan will remain in effect through the remainder of its term. Approval of the Amended Plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the 2008 Annual Meeting.

Changes Made in the Amended Plan

        The following is a summary of some of the differences between the Amended Plan and the 2006 Plan. This comparative summary is qualified in its entirety by reference to the actual text of the Amended Plan, set forth as Appendix A attached to this Proxy Statement.

  •
  The stockholders are being asked to approve an increase to the number of shares of the Company's common stock authorized for issuance under the 2006 Plan from 1,512,762 shares to 2,412,762 shares, an increase of 900,000 shares plus any shares subject to stock options or similar awards granted under the XTENT, Inc. 2002 Stock Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under our 2002 Stock Plan that are forfeited to or repurchased by us, up to a maximum of 600,000 shares.

  •
  The Amended Plan has been drafted to include limitations to the number of shares that may be granted on an annual basis through individual awards. Additionally, specific performance criteria have been added to the Amended Plan so that the plan administrator may establish performance objectives upon achievement of which certain awards will vest or be issued, which in turn will allow the Company to receive income tax deductions under Internal Revenue Code Section 162(m).

        The Board of Directors believes strongly that the approval of the Amended Plan is essential to our continued success. In particular, we believe that our employees are our most valuable assets and that the Awards permitted under the Amended Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such Awards also are crucial to our ability to motivate our employees to achieve corporate goals.

Vote Required

        The approval of the Amended Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE AMENDED PLAN.

Summary of the Amended Plan

        The following is a summary of the principal features of the Amended Plan and its operation. The summary is qualified in its entirety by reference to the Amended Plan itself set forth in Appendix A.

        The Amended Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) restricted stock units, (iv) stock appreciation rights and (v) performance units and performance shares. Each of these is referred to individually as an "Award." Those who will be eligible for Awards under the Amended Plan include employees, directors and consultants who provide services to XTENT and its parent or subsidiaries, if any. As of April 1, 2008, approximately 206 of our employees, directors and consultants would be eligible to participate in the Amended Plan.

        Number of Shares of Common Stock Available Under the Amended Plan.    The maximum aggregate number of shares that may be awarded and sold under the Amended Plan is (i) 2,412,762 shares plus (ii) any shares subject to stock options or similar awards granted under our 2002 Stock Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under our 2002 Stock Plan that are forfeited to or repurchased by us. The shares may be authorized, but unissued, or reacquired common stock. As of the mailing date of this Proxy Statement, no Awards have been granted under the Amended Plan. In addition, the number of shares available for issuance under the Amended Plan will be increased on the first day of each year beginning with 2007 in an amount equal to the least of (A) 1,500,000 Shares, (B) four percent (4%) of the outstanding Shares on the last day of the immediately preceding year or (C) such number of shares determined by our board of directors.

        If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to failure to vest, the unpurchased shares (or for Awards other than options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the Amended Plan. With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the Amended Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the Amended Plan. Shares that have actually been issued under the Amended Plan under any Award will not be returned to the Amended Plan and will not become available for future distribution under the Amended Plan; provided, however, that if shares issued pursuant to Awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by us or are forfeited, such shares will become available for future grant under the Amended Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Amended Plan. To the extent an Award under the Amended Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Amended Plan.

        If we declare a stock dividend or engage in a reorganization or other change in our capital structure, including a merger, the Administrator (as defined below) will adjust the (i) number and class of shares available for issuance under the Amended Plan, (ii) number, class and price of shares subject to outstanding Awards, and (iii) specified per-person limits on Awards to reflect the change.

        Administration of the Amended Plan.    The Board of Directors, or our Compensation Committee, or a committee of directors or of other individuals satisfying applicable laws and appointed by the Board of Directors, referred to below as the "Administrator" will administer the Amended Plan. To make grants to certain of our officers and key employees, the members of the committee must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, or the Exchange Act, and as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, so that we can receive a federal tax deduction for certain compensation paid under the Amended Plan.

        Subject to the terms of the Amended Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, to determine the terms and conditions of Awards, to modify or amend each Award, subject to the restrictions of the Amended Plan, and to interpret the provisions of the Amended Plan and outstanding Awards. The Administrator may implement an exchange program under which (i) outstanding Awards may be surrendered or cancelled in exchange for Awards of the same type, Awards of a different type, or cash, (ii) participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award could be reduced.

        Automatic Director Grants.    The Amended Plan provides for an automatic grant to outside directors of an option to purchase 30,000 shares, referred to below as the Initial Award, on the date the person first becomes an outside director plus an additional option to purchase 10,000 shares, referred to below as the Annual Award, on the date of each annual stockholder's meeting, provided he or she will have served on the Board for at least the preceding six (6) months. Each Initial Award will vest and become exercisable as to one-third (1/3) of the shares subject to the option on each annual anniversary of its date of grant and each Annual Award will vest and become exercisable as to 100% of the shares on the day prior to the following year's annual stockholder meeting, but in no event later than December 31 of the calendar year following the calendar year during which the Annual Award is granted, provided the participant continues to serve as a director through such dates.

        Options.    The Administrator is able to grant nonstatutory stock options and incentive stock options under the Amended Plan. The Administrator determines the number of shares subject to each option, although the Amended Plan provides that a participant may not receive options for more than 600,000 shares in any fiscal year, except in connection with his or her initial employment with the Company, in which case he or she may be granted an option covering up to an additional 1,200,000 shares.

        The Administrator determines the exercise price of options granted under the Amended Plan, provided the exercise price must be at least equal to the fair market value of our common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

        The term of each option will be stated in the Award agreement. The term of an option may not exceed ten years, except that, with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option may not exceed five years.

        After a termination of service with XTENT, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant's Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability.

        Restricted Stock.    Awards of restricted stock are rights to acquire or purchase shares of our common stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Award agreement generally will grant us a right to repurchase or reacquire the shares upon the termination of the participant's service with XTENT for any reason, including death or disability. The Administrator will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 300,000 shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 600,000 shares of restricted stock in connection with his or her initial employment with us.

        Restricted Stock Units.    Awards of restricted stock units result in a payment to a participant only if the vesting criteria the Administrator establishes is satisfied. For example, the Administrator may set vesting criteria based on the achievement of specific performance goals. The restricted stock units will vest at a rate determined by the Administrator; provided, however, that after the grant of restricted stock units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria for such restricted stock units. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout as determined by the Administrator. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof. Restricted stock units that are fully paid in cash will not reduce the number of shares available for grant under the Amended Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to XTENT. The Administrator determines the number of restricted stock units granted to any participant, but during any year, no participant may be granted more than 300,000 restricted stock units during any year, except that the participant may be granted up to an additional 600,000 restricted stock units in connection with his or her initial employment with us.

        Stock Appreciation Rights.    The Administrator will be able to grant stock appreciation rights, or SARs, which are the rights to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. We can pay the appreciation in either cash, shares of common stock, or a combination thereof. The Administrator, subject to the terms of the Amended Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Amended Plan, provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant and the term of a SAR may not exceed ten years. No participant will be granted SARs covering more than 600,000 shares during any fiscal year, except that a participant may be granted SARs covering up to an additional 1,200,000 shares in connection with his or her initial employment with us.

        After termination of service with XTENT, a participant will be able to exercise the vested portion of his or her SAR for the period of time stated in the Award agreement. If no such period of time is stated in a participant's Award agreement, a participant will generally be able to exercise his or her vested SARs for the same period of time as applies to stock options.

        Performance Units and Performance Shares.    The Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares, or in a combination thereof. The Administrator will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance units and performance shares will vest at a rate determined by the Administrator; provided, however, that after the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit or performance share. During any fiscal year, no participant will receive more than 300,000 performance shares and no participant will receive performance units having an initial value greater than $5,000,000, except that a participant may be granted performance shares covering up to an additional 600,000 shares in connection with his or her initial employment with us. Performance units will have an initial value established by the Administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a share of our common stock on the grant date.

        Performance Goals.    Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives under the Amended Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including: earnings per share, enrollment rates in clinical and similar trials, financings and capital raising events, operating cash flow, operating income, product development, product approval, profit after-tax, profit before-tax, regulatory approval, regulatory filings, return on assets, return on equity, return on sales, revenue, and total shareholder return. The performance goals may differ from participant to participant and from Award to Award, may be used alone or in combination, may be used to measure our performance as a whole or one of our business units, and may be measured relative to a peer group or index.

        To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to performance goals, within the first twenty-five percent (25%) of the performance period, but in no event more than ninety (90) days following the commencement of any performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing: (i) designate one or more participants to whom an Award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance goals, and (iv) specify the relationship between performance goals and the amounts of such Awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the Administrator will have the right to reduce or eliminate, but not to increase, the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period. A Participant will be eligible to receive payment pursuant to an Award for a performance period only if the performance goals for such period are achieved.

        Transferability of Awards.    Awards granted under the Amended Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant's lifetime only to the participant.

        Change in Control.    In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

        With respect to Awards granted to an outside director that are assumed or substituted for, if on the date of or following such assumption or substitution the participant's status as a director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the participant, unless such resignation is at the request of the acquiror, then the participant will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such Award, including those shares which would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to performance units and performance shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

        Amendment and Termination of the Amended Plan.    The Administrator will have the authority to amend, alter, suspend or terminate the Amended Plan, except that stockholder approval will be required for any amendment to the Amended Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Amended Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator and which agreement must be in writing and signed by the participant and us. The Amended Plan will terminate on August 2, 2016, unless the Board of Directors terminates it earlier.

Number of Awards Granted to Employees, Consultants, and Directors

        The number of Awards that an employee, director or consultant may receive under the Amended Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares of common stock subject to options granted under the 2006 Plan during 2007, and (b) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
All executive officers, as a group	0	$0.00
All directors who are not executive officers, as a group	90,000	$8.98
All employees who are not executive officers, as a group	426,650	$10.13

Federal Tax Aspects

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and XTENT of Awards granted under the Amended Plan. Tax consequences for any particular individual may be different.

        Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value, on the exercise date, of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of ours is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        As a result of Code Section 409A and the Treasury regulations promulgated thereunder, or Section 409A, however, nonstatutory stock options and stock appreciation rights granted with an exercise price below the fair market value of the underlying stock or with a deferral feature may be taxable to the recipient in the year of vesting in an amount equal to the difference between the then fair market value of the underlying stock and the exercise price of such awards and may be subject to an additional 20% federal income tax plus penalties and interest. In addition, during each subsequent tax year, until the option is exercised or terminates, the option may be subject to additional annual income and penalty taxes, plus interest charges, on any increase in value of the underlying stock. Finally, certain states, such as California, have adopted similar tax provisions.

        Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised, except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date, or the sale price if less, minus the exercise price of the option.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.    A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award, less any cash paid for the shares, on the date the Award is granted.

        Section 409A.    Code Section 409A, which was added by the American Jobs Creation Act of 2006, provides certain new requirements on non-qualified deferred compensation arrangements. Awards granted with a deferral feature will be subject to the requirements of Section 409A, including discount stock options and stock appreciation rights discussed above. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Some states may also apply a penalty tax. For example, California imposes a 20% penalty tax in addition to the 20% federal penalty tax. The Internal Revenue Service has not issued complete and final guidance under Section 409A and, accordingly, the requirements of Section 409A, and the application of those requirements to Awards issued under the Amended Plan, are not entirely clear. We strongly encourage recipients of such Awards to consult their tax, financial, or other advisor regarding the tax treatment of such Awards.

        Tax Effect for the Company; Section 162(m).    The Company generally will be entitled to a tax deduction in connection with an Award under the Amended Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer (i.e., its principal executive officer) and to each of its three most highly compensated executive officers for the taxable year, other than the principal executive officer or principal financial officer. Under Code Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Amended Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Amended Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE AMENDED PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of our Company's financial statements for the fiscal year ending December 31, 2008. PricewaterhouseCoopers audited our Company's financial statements for 2007, 2006 and 2005. PricewaterhouseCoopers is an independent registered public accounting firm. The Board is asking the stockholders to ratify the selection of PricewaterhouseCoopers as our Company's independent auditor for 2008. Although not required by law, the rules of NASDAQ, or our Company's Bylaws, the Board is submitting the selection of PricewaterhouseCoopers to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines such a change would be in the best interests of our Company and our stockholders. If the stockholders fail to ratify the selection of PricewaterhouseCoopers as our independent auditor for 2008, the Audit Committee will consider whether to retain that firm for the year ending December 31, 2008. A majority of the shares present in person or by proxy and entitled to vote at the 2008 Annual Meeting is required for approval of this proposal.

        A representative of PricewaterhouseCoopers is expected to be present at the meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our Company's stockholders.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS OUR COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

Fees Paid to Independent Auditors

        The following table sets forth the fees to PricewaterhouseCoopers, LLP ("PwC"):

Service Category	2007	2006
Audit Fees	$650,931	$1,333,030
Audit-Related Fees	—	—
Tax Services Fees	12,375	12,040
All Other Fees	3,900	—

Total	$667,206	$1,345,070

        In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit of a company's financial statements and for services that are normally provided by the accountant in connection with other statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company's financial statements; "tax services fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories.

Audit Fees

        The aggregate Audit Fees to PwC in the year ended December 31, 2007 were $650,931. This included fees for services rendered for the audit of the our annual financial statements for the year ended December 31, 2007, the review of our interim financial statements during the year ended December 31, 2007, and the review of the financial statements included in our Registration Statement filed in connection with our initial public offering and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings. The aggregate Audit Fees to PwC in the year ended December 31, 2006 were $1,333,030.

Tax Service Fees

        The aggregate Tax Service Fees to PwC were $12,375 in the year ended December 31, 2007 and $12,040 in the year ended 2006. Tax Service Fees in 2007 represented fees for consulting services related to tax compliance. Tax Service Fees in 2006 represented fees for services rendered for tax compliance.

All Other Fees

        All other fees in 2007 represent fees for an online research tool.

        To help ensure the independence of the independent registered public accounting firm, our Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by the independent registered public accounting firm, with the exception of up to $20,000 in fees, which may be approved by the Audit Committee Chair alone. Pursuant to this policy and subject to this exception, all audit and non-audit services to be performed by the independent auditor during 2008 must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

        All of the services provided by PricewaterhouseCoopers described in the table above were approved by our Audit Committee.

OTHER MATTERS

        We are not aware of any other business to be presented at the meeting. As of the date of this Proxy Statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board intends to present at the meeting is as set forth in this Proxy Statement.

        If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Gregory D. Casciaro
President, Chief Executive Officer and Director
Menlo Park, California May 15, 2008

APPENDIX A

XTENT, INC.
2006 EQUITY INCENTIVE PLAN
(as amended)

        1.    Purposes of the Plan.    The purposes of this Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees, Directors and Consultants, and

    •
    to promote the success of the Company's business.

        The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)    "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)    "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c)    "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

          (d)    "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)    "Board" means the Board of Directors of the Company.

          (f)    "Change in Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

             (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (g)    "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (h)    "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

          (i)    "Common Stock" means the common stock of the Company.

          (j)    "Company" means XTENT, Inc., a Delaware corporation, or any successor thereto.

          (k)    "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (l)    "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (m)    "Director" means a member of the Board.

          (n)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (o)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (p)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (q)    "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

          (r)    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

          (s)    "Fiscal Year" means the fiscal year of the Company.

          (t)    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (u)    "Inside Director" means a Director who is an Employee.

          (v)    "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (w)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (x)    "Option" means a stock option granted pursuant to the Plan.

          (y)    "Outside Director" means a Director who is not an Employee.

          (z)    "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa)    "Participant" means the holder of an outstanding Award.

          (bb)    "Performance Goals" will have the meaning set forth in Section 12 of the Plan.

          (cc)    "Performance Period" means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

          (dd)    "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

          (ee)    "Performance Unit" means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

          (ff)    "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (gg)    "Plan" means this 2006 Equity Incentive Plan.

          (hh)    "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

          (ii)    "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

          (jj)    "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (kk)    "Section 16(b)" means Section 16(b) of the Exchange Act.

          (ll)    "Service Provider" means an Employee, Director or Consultant.

          (mm)    "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          (nn)    "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

          (oo)    "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.

          (a)    Stock Subject to the Plan.    Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (A) 2,412,762 Shares, plus (B) any Shares subject to stock options or similar awards granted under the Company's 2002 Stock Plan (the "2002 Plan") that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2002 Plan that are forfeited to or repurchased by the Company, up to a maximum of 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b)    Automatic Share Reserve Increase.    The number of Shares available for issuance under the Plan shall be increased on the first day of each Fiscal Year beginning with the 2007 Fiscal Year, in an amount equal to the least of (A) 1,500,000 Shares, (B) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (C) such number of Shares determined by the Board.

          (c)    Lapsed Awards.    If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(c).

          (d)    Share Reserve.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

              (i)  Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

             (ii)  Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the number of Shares to be covered by each Award granted hereunder;

            (iv)  to approve forms of Award Agreements for use under the Plan;

             (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

            (vi)  to determine the terms and conditions of any, and to institute any Exchange Program;

           (vii)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          (viii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (ix)  to modify or amend each Award (subject to Section 20(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards;

             (x)  to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

            (xi)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

           (xii)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

          (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Stock Options.

          (a)    Limitations.

              (i)  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

             (ii)  The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 600,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 1,200,000 Shares.

          (b)    Term of Option.    The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (c)    Option Exercise Price and Consideration.

              (i)  Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

              (1)   In the case of an Incentive Stock Option

                a)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

                b)    granted to any Employee other than an Employee described in paragraph (a) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

              (2)   In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

              (3)   Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

             (ii)  Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

            (iii)  Form of Consideration.    The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company; (5) consideration received by the Company under a broker assisted (or other) cashless exercise program implemented by the Company in connection with the Plan; (6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

          (d)    Exercise of Option.

              (i)  Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

              An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

              Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (ii)  Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iii)  Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iv)  Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

        7.    Restricted Stock.

          (a)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b)    Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for Restricted Stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 300,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for Restricted Stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 600,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

          (c)    Transferability.    Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d)    Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

          (f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g)    Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

          (i)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        8.    Restricted Stock Units.

          (a)    Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 8(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 300,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 600,000 Restricted Stock Units.

          (b)    Vesting Criteria and Other Terms.    The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

          (c)    Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

          (d)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

          (e)    Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

          (f)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        9.    Stock Appreciation Rights.

          (a)    Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant; provided, however, that no Participant will be granted, in any Fiscal Year, Stock Appreciation Rights covering more than 600,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 1,200,000 Shares.

          (c)    Exercise Price and Other Terms.    The per share exercise price for the Shares to be issued pursuant to exercise of an Stock Appreciation Right shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

          (d)    Stock Appreciation Right Agreement.    Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (e)    Maximum Term/Expiration of Stock Appreciation Rights.    An Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

          (f)    Payment of Stock Appreciation Right Amount.    Upon exercise of an Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

    (i)
    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

    (ii)
    The number of Shares with respect to which the Stock Appreciation Right is exercised.

        At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        10.    Performance Units and Performance Shares.

          (a)    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $5,000,000, and (ii) no Participant will receive more than 300,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 600,000 Performance Shares.

          (b)    Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c)    Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

          (d)    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

          (e)    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

          (g)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Performance Units/Shares as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        11.    Formula Awards to Outside Directors.

          (a)    General.    Outside Directors will be entitled to receive all types of Awards (except Incentive Stock Options) under this Plan, including discretionary Awards not covered under this Section 11. All grants of Awards to Outside Directors pursuant to this Section will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions:

          (b)    Type of Option.    If Options are granted pursuant to this Section they will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other terms and conditions of the Plan.

          (c)    No Discretion.    No person will have any discretion to select which Outside Directors will be granted Awards under this Section or to determine the number of Shares to be covered by such Awards (except as provided in Sections 11(g) and 15).

          (d)    Initial Award.    Each person who first becomes an Outside Director will be automatically granted an Option to purchase 30,000 Shares (the "Initial Award") on or about the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director, but who remains a Director, will not receive an Initial Award.

          (e)    Annual Award.    Each Outside Director will be automatically granted an Option to purchase 10,000 Shares (an "Annual Award") on each date of the annual meeting of the stockholders of the Company beginning in 2007, if as of such date, he or she will have served on the Board for at least the preceding six (6) months.

          (f)    Terms.    The terms of each Award granted pursuant to this Section will be as follows:

              (i)  The term of the Award will be ten (10) years.

             (ii)  The exercise price for Shares subject to Awards will be 100% of the Fair Market Value on the grant date.

            (iii)  Subject to Section 15, the Initial Award will vest and become exercisable as to one third (1/3rd) of the Shares subject to the Initial Option on each anniversary of its grant date, provided that the Participant continues to serve as a Director through each such date.

            (iv)  Subject to Section 15, the Annual Award will vest and become exercisable as to one hundred percent (100%) of the Shares subject to such Award on the day prior to the next year's annual shareholder meeting (but in no event later than December 31 of the calendar year following the calendar year during which the Annual Award is granted), provided that the Participant continues to serve as a Director through such date.

          (g)    Adjustments.    The Administrator in its discretion may change and otherwise revise the terms of Awards granted under this Section 11, including, without limitation, the number of Shares and exercise prices thereof, for Awards granted on or after the date the Administrator determines to make any such change or revision.

        12.    Performance-Based Compensation Under Code Section 162(m).

          (a)    General.    If the Administrator, in its discretion, decides to grant an Award intended to qualify as "performance-based compensation" under Code Section 162(m), the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

          (b)    Performance Goals.    The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement ("Performance Goals") including (i) earnings per Share, (ii) enrollment rates in clinical and similar trials, (iii) financings and capital raising events, (iv) operating cash flow, (v) operating income, (vi) product development, (vii) product approval, (viii) profit after-tax, (ix) profit before-tax, (x) regulatory approval, (xi) regulatory filings, (xii) return on assets, (xiii) return on equity, (xiv) return on sales, (xv) revenue, and (xvi) total shareholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

          (c)    Procedures.    To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing: (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

          (d)    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified "performance-based compensation" under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified "performance-based compensation" as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

        13.    Leaves of Absence/Transfer Between Locations.    Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        14.    Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

        15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Change in Control.    In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction.

            In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

            For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit, Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

            Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant's consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

          (d)    Outside Director Awards.    With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquiror), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

        16.    Tax Withholding.

          (a)    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          (b)    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        17.    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        18.    Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        19.    Term of Plan.    Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

        20.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        21.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with

  Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        22.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        23.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

XTENT, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of XTENT, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated May 15, 2008 and hereby appoints Gregory D. Casciaro and Timothy D. Kahlenberg, each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2008 Annual Meeting of Stockholders of XTENT, Inc. to be held on June 18, 2008, at 9:00 a.m., local time, at XTENT’s offices located at 125 Constitution Drive, Menlo Park, California 94025-1118, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF ALL THREE NOMINATED CLASS II DIRECTORS; (2) FOR THE APPROVAL OF THE AMENDED XTENT, INC. 2006 EQUITY INCENTIVE PLAN AND THE INCREASE OF THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER; (3) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

SEE REVERSE SIDE

FOLD AND DETACH HERE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designate areas. ☒

1	Election of Directors
	Class II Nominees	FOR	WITHHOLD
	Michael A. Carusi	☐	☐
	Arthur T. Taylor	☐	☐
	Allan R. Will	☐	☐

2

Proposal to approve the amended XTENT, Inc. 2006 Equity Incentive Plan and to increase the number of shares available for issuance thereunder from 1,512,762 shares to 2,412,762 shares, an increase of 900,000 shares

				FOR ☐	AGAINST ☐	ABSTAIN ☐

3	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of our Company for the fiscal year ending December 31, 2008.			FOR ☐	AGAINST ☐	ABSTAIN ☐

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. If the stock you are voting is registered in the name of two or more persons, each should sign.  Persons signing in a fiduciary capacity should use their respective titles.  If shares are held by joint tenants or as community property, both parties should sign.  If shares are held by a corporation, please give the full corporate name and have a duly authorized officer sign, stating title, and if the shares are held by a partnership, please have an authorized person sign in the name of the partnership.

Date	Signature 1	Signature 2

FOLD AND DETACH HERE

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 Hours a Day, 7 Days a Week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by

11:00 PM Pacific Time on June 17, 2008.

Vote by Internet

Log on to the Internet and go to http://www.investorvote.com/XTNT

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-800-652-VOTE(8683) within the United States, Canada and Puerto Rico any time on a touch tone telephone.

There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

QuickLinks

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2008
YOUR VOTE IS IMPORTANT!
ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS
TABLE OF CONTENTS
PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2008
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING
MANAGEMENT
STOCK OWNERSHIP
CORPORATE GOVERNANCE AND BOARD MATTERS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF AMENDED 2006 EQUITY INCENTIVE PLAN
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
APPENDIX A